Exhibit 99.1

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending January 4, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending January 4, 2014	Page 1 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	December 5, 2013
Last Day of Collection Period	January 4, 2014
Payment Date	January 16, 2014

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,555,000
Principal Received	$15,550,742
Other Obligor Payments	$12,383

Obligor payments received with respect to the Loans during the preceding Collection Period;	$17,118,125
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$17,118,125

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending January 4, 2014	Page 2 of 8

Waterfall Calculations

Interest Collections		$1,555,000
(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K
US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,241
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$259
Moody’s Investors Service - Annual Fee	$20,000

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$24,734
The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.
(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer		$—
First day of collection period	December 5, 2013
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$183,094,559
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$305,158
(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes
Outstanding Balance of Notes After Last Payment Date	$89,556,972
Applicable Rate	3.32%

Interest due and accrued for related interest period	$247,774
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$247,774
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$89,556,972
Target Principal Amortization	$12,687,162
Principal Payments Received from Principal Collections	$(12,687,162)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections		$—

Note Balance after Principal Payment		$76,869,810
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		$977,335
Principal Collections		$15,563,125
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$12,687,162
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$(505,982)
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$3,381,946

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending January 4, 2014	Page 3 of 8

Borrowing Base and Required Note Payments
As of:	January 4, 2014

First Day of Collection Period	December 5, 2013
Last Day of Collection Period	January 4, 2014
Payment Date	January 16, 2014

Borrowing Base
	Adjusted Pool Balance
	Pool Balance	$161,607,770
	Total Excess Concentration Amount	$(37,624,206)
	Outstanding Balance of all Delinquent Loans	$—
	Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance	$123,983,565
	Advance Rate	62.0%

		$76,869,810

Borrowing Base
	Beginning Outstanding Note Balance	$89,556,972
	Rapid Amortization	$—

Required Payment on Notes		$12,687,162

Rapid Amortization Event
Restructured Loan
	Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months
N/A

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending January 4, 2014	Page 4 of 8

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending January 4, 2014	Page 5 of 8

Pool Balance (by Obligor) Concentration

Obligor Count	23

Loan Status	Loan Balance	% of Loan Balance
Current	$161,607,770	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$161,607,770	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$8,080,389	$37,169,787	$71,107,419

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #14	$(6,487,524)
OBLIGOR #8	$(5,120,849)
OBLIGOR #25	$(3,234,373)
OBLIGOR #18	$(2,254,362)
OBLIGOR #26	$(1,919,611)	$(22,248,875)
OBLIGOR #13	$(1,919,611)
OBLIGOR #23	$(1,919,611)
OBLIGOR #28	$(1,919,611)
OBLIGOR #7	$(1,681,284)
OBLIGOR #16	$(1,470,901)		$(37,624,206)
OBLIGOR #5	$(718,252)

Total	$(28,645,992)	$(22,248,875)	$(37,624,206)

Total Excess Concentration Amount	$(37,624,206)
Adjusted Pool Balance	$123,983,565

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending January 4, 2014	Page 6 of 8

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.792530
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.738219
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.715119
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.692629
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.594507

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending January 4, 2014	Page 7 of 8

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13	Jan-14
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648	$—
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385	$4,230,769
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380	$8,798,641
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—	$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431	$13,201,238
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749	$620,917
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235	$1,101,651
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333	$5,037,037
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,567,912
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380	$4,145,750
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879	$9,551,290
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121	$6,757,933
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783	$8,420,762
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$1,913,989
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525	$—
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270	$—
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665	$5,499,997
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000	$6,800,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754	$5,706,912
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512	$161,607,770

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending January 4, 2014	Page 8 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending February 4, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending February 4, 2014	Page 1 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	January 5, 2014
Last Day of Collection Period	February 4, 2014
Payment Date	February 17, 2014

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,374,048
Principal Received	$3,181,044
Other Obligor Payments	$650,659

Obligor payments received with respect to the Loans during the preceding Collection Period;	$5,205,750
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$5,205,750

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending February 4, 2014	Page 2 of 8

Waterfall Calculations

Interest Collections		$1,374,048
(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K
US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,117
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$758

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$5,109
The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.
(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer		$—
First day of collection period	January 5, 2014
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$178,725,896
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$297,876
(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes
Outstanding Balance of Notes After Last Payment Date	$76,869,810
Applicable Rate	3.32%

Interest due and accrued for related interest period	$212,673
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$212,673
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$76,869,810
Target Principal Amortization	$2,208,438
Principal Payments Received from Principal Collections	$(2,208,438)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections	$—	$—

Note Balance after Principal Payment		$74,661,372
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		858,390
Principal Collections		$3,831,702
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B)following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$2,208,438
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$(165,633)
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$1,788,897

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending February 4, 2014	Page 3 of 8

Borrowing Base and Required Note Payments
As of:	February 4, 2014

First Day of Collection Period	January 5, 2014
Last Day of Collection Period	February 4, 2014
Payment Date	February 17, 2014

Borrowing Base
	Adjusted Pool Balance
	Pool Balance	$158,426,727
	Total Excess Concentration Amount	$(38,005,160)
	Outstanding Balance of all Delinquent Loans	$—
	Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance	$120,421,567
	Advance Rate	62.0%

		$74,661,372

Borrowing Base
	Beginning Outstanding Note Balance	$76,869,810
	Rapid Amortization	$—

Required Payment on Notes		$2,208,438

Rapid Amortization Event
Restructured Loan
	Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending February 4, 2014	Page 4 of 8

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699
February 4, 2014	$161,607,770	$158,426,727	February 17, 2014	76,869,810	2,208,438	74,661,372	0.5774	212,673	4,153,373

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%
February 17, 2014	$5,765,236	$—	$—	$165,633	$—	$—	$5,599,603	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending February 4, 2014	Page 5 of 8

Pool Balance (by Obligor) Concentration

Obligor Count	21

Loan Status	Loan Balance	% of Loan Balance
Current	$158,426,727	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$158,426,727	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$7,921,336	$36,438,147	$69,707,760

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #14	$(6,210,396)
OBLIGOR #8	$(5,279,901)
OBLIGOR #25	$(3,293,426)
OBLIGOR #18	$(2,413,414)
OBLIGOR #26	$(2,078,664)	$(22,444,335)
OBLIGOR #13	$(2,078,664)
OBLIGOR #23	$(2,078,664)
OBLIGOR #28	$(2,078,664)
OBLIGOR #7	$(1,840,336)
OBLIGOR #16	$(1,147,428)		$(38,005,160)
OBLIGOR #5	$(481,551)

Total	$(28,981,107)	$(22,444,335)	$(38,005,160)

Total Excess Concentration Amount	$(38,005,160)
Adjusted Pool Balance	$120,421,567

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending February 4, 2014	Page 6 of 8

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125
February 4, 2014	$161,607,770	$3,181,044	$—	$650,659	$158,426,727	$1,374,048	$—	$5,205,750

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.792530
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.738219
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.715119
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.692629
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.594507
February 17, 2014	$76,869,810	$2,208,438	$74,661,372	0.577427

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending February 4, 2014	Page 7 of 8

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13	Jan-14	Feb-14
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648	$—	$—
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385	$4,230,769	$3,846,154
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380	$8,798,641	$8,402,887
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—	$—	$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431	$13,201,238	$13,201,238
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749	$620,917	$584,768
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235	$1,101,651	$886,411
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333	$5,037,037	$4,740,741
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,567,912	$14,131,732
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380	$4,145,750	$4,020,052
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879	$9,551,290	$9,068,764
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121	$6,757,933	$6,449,041
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783	$8,420,762	$8,420,762
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$1,913,989	$1,913,989
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525	$—	$—
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270	$—	$—
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665	$5,499,997	$5,333,329
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000	$6,800,000	$6,700,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754	$5,706,912	$5,473,884
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512	$161,607,770	$158,426,727

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending February 4, 2014	Page 8 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending March 4, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending March 4, 2014	Page 1 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	February 5, 2014
Last Day of Collection Period	March 4, 2014
Payment Date	March 17, 2014

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,360,269
Principal Received	$16,715,823
Other Obligor Payments	$661,525
Obligor payments received with respect to the Loans during the preceding Collection Period;	$18,737,617

Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$18,737,617

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending March 4, 2014	Page 2 of 8

Waterfall Calculations

Interest Collections		$1,360,269
(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K
US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,000
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$—

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$4,234
The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.
(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer		$—
First day of collection period	February 5, 2014
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$163,632,477
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$272,721
(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes
Outstanding Balance of Notes After Last Payment Date	$74,661,372
Applicable Rate	3.32%

Interest due and accrued for related interest period	$206,563
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$206,563
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$74,661,372
Target Principal Amortization	$10,879,422
Principal Payments Received from Principal Collections	$(10,879,422)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections	$—	$—

Note Balance after Principal Payment		$63,781,949
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		876,752
Principal Collections		$17,377,348
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$10,879,422
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$(815,957)
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$7,313,882

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending March 4, 2014	Page 3 of 8

Borrowing Base and Required Note Payments
As of:	March 4, 2014

First Day of Collection Period	February 5, 2014
Last Day of Collection Period	March 4, 2014
Payment Date	March 17, 2014

Borrowing Base
	Adjusted Pool Balance
	Pool Balance	$141,710,903
	Total Excess Concentration Amount	$(38,836,792)
	Outstanding Balance of all Delinquent Loans	$—
	Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance	$102,874,112
	Advance Rate	62.0%

		$63,781,949

Borrowing Base
	Beginning Outstanding Note Balance	$74,661,372
	Rapid Amortization	$—

Required Payment on Notes		$10,879,422

Rapid Amortization Event
Restructured Loan
	Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending March 4, 2014	Page 4 of 8

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699
February 4, 2014	$161,607,770	$158,426,727	February 17, 2014	76,869,810	2,208,438	74,661,372	0.5774	212,673	4,153,373
March 4, 2014	$158,426,727	$141,710,903	March 17, 2014	74,661,372	10,879,422	63,781,949	0.4933	206,563	4,359,936

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%
February 17, 2014	$5,765,236	$—	$—	$165,633	$—	$—	$5,599,603	7.50%
March 17, 2014	$5,599,603	$—	$—	$815,957	$—	$—	$4,783,646	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending March 4, 2014	Page 5 of 8

Pool Balance (by Obligor) Concentration

Obligor Count	20

Loan Status	Loan Balance	% of Loan Balance
Current	$141,710,903	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$141,710,903	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$7,085,545	$32,593,508	$62,352,797

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #14	$(6,592,921)
OBLIGOR #25	$(4,029,217)
OBLIGOR #18	$(3,249,205)
OBLIGOR #26	$(2,914,455)
OBLIGOR #13	$(2,914,455)	$(22,534,471)
OBLIGOR #23	$(2,914,455)
OBLIGOR #7	$(2,676,128)
OBLIGOR #28	$(2,647,463)
OBLIGOR #16	$(1,486,639)
OBLIGOR #5	$(909,200)		$(38,836,792)
OBLIGOR #20	$(164,455)

Total	$(30,498,592)	$(22,534,471)	$(38,836,792)

Total Excess Concentration Amount	$(38,836,792)
Adjusted Pool Balance	$102,874,112

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending March 4, 2014	Page 6 of 8

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125
February 4, 2014	$161,607,770	$3,181,044	$—	$650,659	$158,426,727	$1,374,048	$—	$5,205,750
March 4, 2014	$158,426,727	$16,715,823	$—	$661,525	$141,710,903	$1,360,269	$—	$18,737,617

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.792530
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.738219
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.715119
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.692629
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.594507
February 17, 2014	$76,869,810	$2,208,438	$74,661,372	0.577427
March 17, 2014	$74,661,372	$10,879,422	$63,781,949	0.493287

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending March 4, 2014	Page 7 of 8

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13	Jan-14	Feb-14	Mar-14
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648	$—	$—	$—
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385	$4,230,769	$3,846,154	$3,461,539
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380	$8,798,641	$8,402,887	$7,994,745
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—	$—	$—	$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431	$13,201,238	$13,201,238	$—
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749	$620,917	$584,768	$547,801
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235	$1,101,651	$886,411	$668,839
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333	$5,037,037	$4,740,741	$4,444,444
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,567,912	$14,131,732	$13,678,466
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380	$4,145,750	$4,020,052	$3,889,944
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879	$9,551,290	$9,068,764	$8,572,185
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121	$6,757,933	$6,449,041	$6,131,915
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783	$8,420,762	$8,420,762	$8,420,762
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$1,913,989	$1,913,989	$1,913,989
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525	$—	$—	$—
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270	$—	$—	$—
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665	$5,499,997	$5,333,329	$5,166,662
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000	$6,800,000	$6,700,000	$6,600,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754	$5,706,912	$5,473,884	$5,233,631
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,733,008
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512	$161,607,770	$158,426,727	$141,710,903

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending March 4, 2014	Page 8 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending April 4, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending April 4, 2014	Page 1 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	March 5, 2014
Last Day of Collection Period	April 4, 2014
Payment Date	April 15, 2014

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,343,993
Principal Received	$21,201,286
Other Obligor Payments	$3,184,388

Obligor payments received with respect to the Loans during the preceding Collection Period;	$25,729,667
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$25,729,667

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending April 4, 2014	Page 2 of 8

Waterfall Calculations

Interest Collections		$1,343,993
(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K
US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,000
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$289

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$4,522
The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.
(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer		$—
First day of collection period	March 5, 2014
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$160,448,520
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$267,414
(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes
Outstanding Balance of Notes After Last Payment Date	$63,781,949
Applicable Rate	3.32%

Interest due and accrued for related interest period	$176,463
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$176,463
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$63,781,949
Target Principal Amortization	$14,286,693
Principal Payments Received from Principal Collections	$(14,286,693)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections	$—	$—

Note Balance after Principal Payment		$49,495,256
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		895,593
Principal and Other Obligor Payment Collections		$24,385,674
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B)following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$14,286,693
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$(1,071,502)
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$11,170,483

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending April 4, 2014	Page 3 of 8

Borrowing Base and Required Note Payments
As of:	April 4, 2014

First Day of Collection Period	March 5, 2014
Last Day of Collection Period	April 4, 2014
Payment Date	April 15, 2014

Borrowing Base
	Adjusted Pool Balance
	Pool Balance	$120,509,617
	Total Excess Concentration Amount	$(40,678,558)
	Outstanding Balance of all Delinquent Loans	$—
	Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance	$79,831,058
	Advance Rate	62.0%

		$49,495,256

Borrowing Base
	Beginning Outstanding Note Balance	$63,781,949
	Rapid Amortization	$—

Required Payment on Notes		$14,286,693

Rapid Amortization Event
Restructured Loan
	Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending April 4, 2014	Page 4 of 8

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699
February 4, 2014	$161,607,770	$158,426,727	February 17, 2014	76,869,810	2,208,438	74,661,372	0.5774	212,673	4,153,373
March 4, 2014	$158,426,727	$141,710,903	March 17, 2014	74,661,372	10,879,422	63,781,949	0.4933	206,563	4,359,936
April 4, 2014	$141,710,903	$120,509,617	April 15, 2014	63,781,949	14,286,693	49,495,256	0.3828	176,463	4,536,399

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%
February 17, 2014	$5,765,236	$—	$—	$165,633	$—	$—	$5,599,603	7.50%
March 17, 2014	$5,599,603	$—	$—	$815,957	$—	$—	$4,783,646	7.50%
April 15, 2014	$4,783,646	$—	$—	$1,071,502	$—	$—	$3,712,144	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending April 4, 2014	Page 5 of 8

Pool Balance (by Obligor) Concentration

Obligor Count	18

Loan Status	Loan Balance	% of Loan Balance
Current	$120,509,617	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$120,509,617	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$6,025,481	$27,717,212	$53,024,231

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #25	$(4,989,281)
OBLIGOR #18	$(4,309,270)
OBLIGOR #26	$(3,974,519)
OBLIGOR #13	$(3,974,519)
OBLIGOR #7	$(3,736,192)	$(23,393,973)
OBLIGOR #23	$(3,680,531)
OBLIGOR #28	$(3,447,174)
OBLIGOR #16	$(2,546,704)
OBLIGOR #5	$(1,565,273)
OBLIGOR #20	$(1,224,519)		$(40,678,558)

Total	$(33,447,981)	$(23,393,973)	$(40,678,558)

Total Excess Concentration Amount	$(40,678,558)
Adjusted Pool Balance	$79,831,058

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending April 4, 2014	Page 6 of 8

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125
February 4, 2014	$161,607,770	$3,181,044	$—	$650,659	$158,426,727	$1,374,048	$—	$5,205,750
March 4, 2014	$158,426,727	$16,715,823	$—	$661,525	$141,710,903	$1,360,269	$—	$18,737,617
April 4, 2014	$141,710,903	$21,201,286	$—	$3,184,388	$120,509,617	$1,343,993	$—	$25,729,667

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.792530
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.738219
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.715119
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.692629
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.594507
February 17, 2014	$76,869,810	$2,208,438	$74,661,372	0.577427
March 17, 2014	$74,661,372	$10,879,422	$63,781,949	0.493287
April 15, 2014	$63,781,949	$14,286,693	$49,495,256	0.382794

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending April 4, 2014	Page 7 of 8

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13	Jan-14	Feb-14	Mar-14	Apr-14
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648	$—	$—	$—	$—
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385	$4,230,769	$3,846,154	$3,461,539	$3,076,923
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380	$8,798,641	$8,402,887	$7,994,745	$7,590,753
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—	$—	$—	$—	$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431	$13,201,238	$13,201,238	$—	$—
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749	$620,917	$584,768	$547,801	$511,007
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235	$1,101,651	$886,411	$668,839	$450,245
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333	$5,037,037	$4,740,741	$4,444,444	$4,148,148
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,567,912	$14,131,732	$13,678,466	$—
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380	$4,145,750	$4,020,052	$3,889,944	$3,762,055
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879	$9,551,290	$9,068,764	$8,572,185	$8,572,185
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121	$6,757,933	$6,449,041	$6,131,915	$6,131,915
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783	$8,420,762	$8,420,762	$8,420,762	$8,420,762
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$1,913,989	$1,913,989	$1,913,989	$1,913,989
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—	$—	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525	$—	$—	$—	$—
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270	$—	$—	$—	$—
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665	$5,499,997	$5,333,329	$5,166,662	$4,999,994
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,706,012
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000	$6,800,000	$6,700,000	$6,600,000	$6,500,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754	$5,706,912	$5,473,884	$5,233,631	$—
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,733,008	$9,472,654
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512	$161,607,770	$158,426,727	$141,710,903	$120,509,617

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending April 4, 2014	Page 8 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending May 5, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 5, 2014	Page 1 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	April 5, 2014
Last Day of Collection Period	May 5, 2014
Payment Date	May 15, 2014

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,115,998
Principal Received	$2,486,716
Other Obligor Payments	$—

Obligor payments received with respect to the Loans during the preceding Collection Period;	$3,602,715
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$3,602,715

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 5, 2014	Page 2 of 8

Waterfall Calculations

Interest Collections		$1,115,998
(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K
US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,000
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$283
Independent Accountant Audit Fee	$27,732

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$32,249
The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.
(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer		$—
First day of collection period	April 5, 2014
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$146,239,283
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$243,732
(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes
Outstanding Balance of Notes After Last Payment Date	$49,495,256
Applicable Rate	3.32%

Interest due and accrued for related interest period	$136,937
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$136,937
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$49,495,256
Target Principal Amortization	$1,444,243
Principal Payments Received from Principal Collections	$(1,444,243)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections	$—	$—

Note Balance after Principal Payment		$48,051,013
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		703,081
Principal and Other Obligor Payment Collections		$2,486,716
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$1,444,243
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$(108,318)
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$1,150,792

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 5, 2014	Page 3 of 8

Borrowing Base and Required Note Payments
As of:	May 5, 2014

First Day of Collection Period	April 5, 2014
Last Day of Collection Period	May 5, 2014
Payment Date	May 15, 2014

Borrowing Base
	Adjusted Pool Balance
	Pool Balance	$118,022,900
	Total Excess Concentration Amount	$(40,521,266)
	Outstanding Balance of all Delinquent Loans	$—
	Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance	$77,501,634
	Advance Rate	62.0%

		$48,051,013

Borrowing Base
	Beginning Outstanding Note Balance	$49,495,256
	Rapid Amortization	$—

Required Payment on Notes		$1,444,243

Rapid Amortization Event
Restructured Loan
	Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 5, 2014	Page 4 of 8

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699
February 4, 2014	$161,607,770	$158,426,727	February 17, 2014	76,869,810	2,208,438	74,661,372	0.5774	212,673	4,153,373
March 4, 2014	$158,426,727	$141,710,903	March 17, 2014	74,661,372	10,879,422	63,781,949	0.4933	206,563	4,359,936
April 4, 2014	$141,710,903	$120,509,617	April 15, 2014	63,781,949	14,286,693	49,495,256	0.3828	176,463	4,536,399
May 5, 2014	$120,509,617	$118,022,900	May 5, 2014	49,495,256	1,444,243	48,051,013	0.3716	136,937	4,673,336

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%
February 17, 2014	$5,765,236	$—	$—	$165,633	$—	$—	$5,599,603	7.50%
March 17, 2014	$5,599,603	$—	$—	$815,957	$—	$—	$4,783,646	7.50%
April 15, 2014	$4,783,646	$—	$—	$1,071,502	$—	$—	$3,712,144	7.50%
May 15, 2014	$3,712,144	$—	$—	$108,318	$—	$—	$3,603,826	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 5, 2014	Page 5 of 8

Pool Balance (by Obligor) Concentration

Obligor Count	18

Loan Status	Loan Balance	% of Loan Balance
Current	$118,022,900	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$118,022,900	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$5,901,145	$27,145,267	$51,930,076

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #25	$(5,013,617)
OBLIGOR #18	$(4,433,605)
OBLIGOR #26	$(4,098,855)
OBLIGOR #13	$(4,098,855)
OBLIGOR #7	$(3,860,528)	$(23,865,918)
OBLIGOR #23	$(3,505,913)
OBLIGOR #28	$(3,305,795)
OBLIGOR #16	$(2,494,901)
OBLIGOR #20	$(1,348,855)
OBLIGOR #5	$(1,278,968)		$(40,521,266)
OBLIGOR #17	$(230,770)

Total	$(33,670,662)	$(23,865,918)	$(40,521,266)

Total Excess Concentration Amount	$(40,521,266)
Adjusted Pool Balance	$77,501,634

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 5, 2014	Page 6 of 8

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125
February 4, 2014	$161,607,770	$3,181,044	$—	$650,659	$158,426,727	$1,374,048	$—	$5,205,750
March 4, 2014	$158,426,727	$16,715,823	$—	$661,525	$141,710,903	$1,360,269	$—	$18,737,617
April 4, 2014	$141,710,903	$21,201,286	$—	$3,184,388	$120,509,617	$1,343,993	$—	$25,729,667
May 5, 2014	$120,509,617	$2,486,716	$—	$—	$118,022,900	$1,115,998	$—	$3,602,715

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.792530
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.738219
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.715119
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.692629
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.594507
February 17, 2014	$76,869,810	$2,208,438	$74,661,372	0.577427
March 17, 2014	$74,661,372	$10,879,422	$63,781,949	0.493287
April 15, 2014	$63,781,949	$14,286,693	$49,495,256	0.382794
May 15, 2014	$49,495,256	$1,444,243	$48,051,013	0.371624

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 5, 2014	Page 7 of 8

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13	Jan-14	Feb-14	Mar-14	Apr-14	May-14
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648	$—	$—	$—	$—	$—
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385	$4,230,769	$3,846,154	$3,461,539	$3,076,923	$2,692,308
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380	$8,798,641	$8,402,887	$7,994,745	$7,590,753	$7,180,113
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—	$—	$—	$—	$—	$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431	$13,201,238	$13,201,238	$—	$—	$—
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749	$620,917	$584,768	$547,801	$511,007	$473,743
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235	$1,101,651	$886,411	$668,839	$450,245	$229,845
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333	$5,037,037	$4,740,741	$4,444,444	$4,148,148	$3,851,852
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,567,912	$14,131,732	$13,678,466	$—	$—
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380	$4,145,750	$4,020,052	$3,889,944	$3,762,055	$3,632,030
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879	$9,551,290	$9,068,764	$8,572,185	$8,572,185	$8,396,046
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121	$6,757,933	$6,449,041	$6,131,915	$6,131,915	$6,131,915
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525	$—	$—	$—	$—	$—
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270	$—	$—	$—	$—	$—
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665	$5,499,997	$5,333,329	$5,166,662	$4,999,994	$4,833,326
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,706,012	$9,407,058
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000	$6,800,000	$6,700,000	$6,600,000	$6,500,000	$6,400,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754	$5,706,912	$5,473,884	$5,233,631	$—	$—
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,733,008	$9,472,654	$9,206,940
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512	$161,607,770	$158,426,727	$141,710,903	$120,509,617	$118,022,900

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending May 5, 2014	Page 8 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending June 5, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending June 5, 2014	Page 1 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	May 6, 2014
Last Day of Collection Period	June 5, 2014
Payment Date	June 16, 2014

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,106,807
Principal Received	$2,682,705
Other Obligor Payments	$50,000

Obligor payments received with respect to the Loans during the preceding Collection Period;	$3,839,512
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$3,839,512

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending June 5, 2014	Page 2 of 8

Waterfall Calculations

Interest Collections		$1,106,807
(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K
US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,000
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$272

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$4,505
The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.
(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer		$—
First day of collection period	May 6, 2014
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$121,625,615
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$202,709
(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes
Outstanding Balance of Notes After Last Payment Date	$48,051,013
Applicable Rate	3.32%

Interest due and accrued for related interest period	$132,941
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$132,941
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$48,051,013
Target Principal Amortization	$1,503,724
Principal Payments Received from Principal Collections	$(1,503,724)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections	$—	$—

Note Balance after Principal Payment		$46,547,289
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		766,651
Principal and Other Obligor Payment Collections		$2,732,705
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$1,503,724
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$(112,779)
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$1,341,760

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending June 5, 2014	Page 3 of 8

Borrowing Base and Required Note Payments
As of:	June 5, 2014

First Day of Collection Period	May 6, 2014
Last Day of Collection Period	June 5, 2014
Payment Date	June 16, 2014

Borrowing Base
	Adjusted Pool Balance
		Pool Balance	$115,340,195
		Total Excess Concentration Amount	$(40,263,922)
		Outstanding Balance of all Delinquent Loans	$—
		Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance		$75,076,273
	Advance Rate		62.0%

			$46,547,289

Borrowing Base
	Beginning Outstanding Note Balance		$48,051,013
	Rapid Amortization		$—

Required Payment on Notes			$1,503,724

Rapid Amortization Event
Restructured Loan
	Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending June 5, 2014	Page 4 of 8

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699
February 4, 2014	$161,607,770	$158,426,727	February 17, 2014	76,869,810	2,208,438	74,661,372	0.5774	212,673	4,153,373
March 4, 2014	$158,426,727	$141,710,903	March 17, 2014	74,661,372	10,879,422	63,781,949	0.4933	206,563	4,359,936
April 4, 2014	$141,710,903	$120,509,617	April 15, 2014	63,781,949	14,286,693	49,495,256	0.3828	176,463	4,536,399
May 5, 2014	$120,509,617	$118,022,900	May 15, 2014	49,495,256	1,444,243	48,051,013	0.3716	136,937	4,673,336
June 5, 2014	$118,022,900	$115,340,195	June 16, 2014	48,051,013	1,503,724	46,547,289	0.3600	132,941	4,806,277

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%
February 17, 2014	$5,765,236	$—	$—	$165,633	$—	$—	$5,599,603	7.50%
March 17, 2014	$5,599,603	$—	$—	$815,957	$—	$—	$4,783,646	7.50%
April 15, 2014	$4,783,646	$—	$—	$1,071,502	$—	$—	$3,712,144	7.50%
May 15, 2014	$3,712,144	$—	$—	$108,318	$—	$—	$3,603,826	7.50%
June 16, 2014	$3,603,826	$—	$—	$112,779	$—	$—	$3,491,047	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending June 5, 2014	Page 5 of 8

Pool Balance (by Obligor) Concentration

Obligor Count	17

Loan Status	Loan Balance	% of Loan Balance
Current	$115,340,195	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$115,340,195	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$5,767,010	$26,528,245	$50,749,686

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #25	$(5,047,752)
OBLIGOR #18	$(4,567,741)
OBLIGOR #26	$(4,232,990)
OBLIGOR #13	$(4,232,990)
OBLIGOR #7	$(3,994,663)	$(24,382,940)
OBLIGOR #23	$(3,341,209)
OBLIGOR #28	$(3,174,593)
OBLIGOR #16	$(2,431,077)
OBLIGOR #20	$(1,319,731)
OBLIGOR #5	$(1,000,764)		$(40,263,922)
OBLIGOR #17	$(364,905)

Total	$(33,708,416)	$(24,382,940)	$(40,263,922)

Total Excess Concentration Amount	$(40,263,922)
Adjusted Pool Balance	$75,076,273

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending June 5, 2014	Page 6 of 8

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125
February 4, 2014	$161,607,770	$3,181,044	$—	$650,659	$158,426,727	$1,374,048	$—	$5,205,750
March 4, 2014	$158,426,727	$16,715,823	$—	$661,525	$141,710,903	$1,360,269	$—	$18,737,617
April 4, 2014	$141,710,903	$21,201,286	$—	$3,184,388	$120,509,617	$1,343,993	$—	$25,729,667
May 5, 2014	$120,509,617	$2,486,716	$—	$—	$118,022,900	$1,115,998	$—	$3,602,715
June 5, 2014	$118,022,900	$2,682,705	$—	$50,000	$115,340,195	$1,106,807	$—	$3,839,512

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.792530
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.738219
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.715119
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.692629
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.594507
February 17, 2014	$76,869,810	$2,208,438	$74,661,372	0.577427
March 17, 2014	$74,661,372	$10,879,422	$63,781,949	0.493287
April 15, 2014	$63,781,949	$14,286,693	$49,495,256	0.382794
May 15, 2014	$49,495,256	$1,444,243	$48,051,013	0.371624
June 16, 2014	$48,051,013	$1,503,724	$46,547,289	0.359995

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending June 5, 2014	Page 7 of 8

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13	Jan-14	Feb-14	Mar-14	Apr-14	May-14	Jun-14
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648	$—	$—	$—	$—	$—	$—
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385	$4,230,769	$3,846,154	$3,461,539	$3,076,923	$2,692,308	$2,307,692
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380	$8,798,641	$8,402,887	$7,994,745	$7,590,753	$7,180,113	$6,767,774
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—	$—	$—	$—	$—	$—	$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431	$13,201,238	$13,201,238	$—	$—	$—	$—
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749	$620,917	$584,768	$547,801	$511,007	$473,743	$436,295
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235	$1,101,651	$886,411	$668,839	$450,245	$229,845	$—
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333	$5,037,037	$4,740,741	$4,444,444	$4,148,148	$3,851,852	$3,555,556
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,567,912	$14,131,732	$13,678,466	$—	$—	$—
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380	$4,145,750	$4,020,052	$3,889,944	$3,762,055	$3,632,030	$3,501,931
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879	$9,551,290	$9,068,764	$8,572,185	$8,572,185	$8,396,046	$8,198,086
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121	$6,757,933	$6,449,041	$6,131,915	$6,131,915	$6,131,915	$6,131,915
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,086,741
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525	$—	$—	$—	$—	$—	$—
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270	$—	$—	$—	$—	$—	$—
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665	$5,499,997	$5,333,329	$5,166,662	$4,999,994	$4,833,326	$4,666,659
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,706,012	$9,407,058	$9,108,219
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000	$6,800,000	$6,700,000	$6,600,000	$6,500,000	$6,400,000	$6,300,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754	$5,706,912	$5,473,884	$5,233,631	$—	$—	$—
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,733,008	$9,472,654	$9,206,940	$8,941,603
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512	$161,607,770	$158,426,727	$141,710,903	$120,509,617	$118,022,900	$115,340,195

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending June 5, 2014	Page 8 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending July 7, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending July 7, 2014	Page 1 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	June 6, 2014
Last Day of Collection Period	July 7, 2014
Payment Date	July 15, 2014

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$1,041,611
Principal Received	$15,969,314
Other Obligor Payments	$730,625

Obligor payments received with respect to the Loans during the preceding Collection Period;	$17,741,550
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$17,741,550

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending July 7, 2014	Page 2 of 8

Waterfall Calculations

Interest Collections		$1,041,611

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,000
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$264

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$4,497

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—
First day of collection period	June 6, 2014
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$119,179,707
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$198,633

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$46,547,289
Applicable Rate	3.32%

Interest due and accrued for related interest period	$128,781
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$128,781
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$46,547,289
Target Principal Amortization	$11,099,622
Principal Payments Received from Principal Collections	$(11,099,622)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections	$—	$—

Note Balance after Principal Payment		$35,447,667
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		709,700
Principal and Other Obligor Payment Collections		$16,699,939
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$11,099,622
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$832,472
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$6,432,788

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending July 7, 2014	Page 3 of 8

Borrowing Base and Required Note Payments

As of:	July 7, 2014

First Day of Collection Period	June 6, 2014
Last Day of Collection Period	July 7, 2014
Payment Date	July 15, 2014

Borrowing Base
	Adjusted Pool Balance
	Pool Balance	$99,370,881
	Total Excess Concentration Amount	$(42,197,225)
	Outstanding Balance of all Delinquent Loans	$—
	Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance	$57,173,657
	Advance Rate	62.0%

		$35,447,667

Borrowing Base
	Beginning Outstanding Note Balance	$46,547,289
	Rapid Amortization	$—

Required Payment on Notes		$11,099,622

Rapid Amortization Event
Restructured Loan
	Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending July 7, 2014	Page 4 of 8

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699
February 4, 2014	$161,607,770	$158,426,727	February 17, 2014	76,869,810	2,208,438	74,661,372	0.5774	212,673	4,153,373
March 4, 2014	$158,426,727	$141,710,903	March 17, 2014	74,661,372	10,879,422	63,781,949	0.4933	206,563	4,359,936
April 4, 2014	$141,710,903	$120,509,617	April 15, 2014	63,781,949	14,286,693	49,495,256	0.3828	176,463	4,536,399
May 5, 2014	$120,509,617	$118,022,900	May 15, 2014	49,495,256	1,444,243	48,051,013	0.3716	136,937	4,673,336
June 5, 2014	$118,022,900	$115,340,195	June 16, 2014	48,051,013	1,503,724	46,547,289	0.3600	128,781	4,802,117
July 7, 2014	$115,340,195	$99,370,881	July 15, 2014	46,547,289	11,099,622	35,447,667	0.2742	128,781	4,930,898

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%
February 17, 2014	$5,765,236	$—	$—	$165,633	$—	$—	$5,599,603	7.50%
March 17, 2014	$5,599,603	$—	$—	$815,957	$—	$—	$4,783,646	7.50%
April 15, 2014	$4,783,646	$—	$—	$1,071,502	$—	$—	$3,712,144	7.50%
May 15, 2014	$3,712,144	$—	$—	$108,318	$—	$—	$3,603,826	7.50%
June 16, 2014	$3,603,826	$—	$—	$112,779	$—	$—	$3,491,047	7.50%
July 15, 2014	$3,491,047	$—	$—	$832,472	$—	$—	$2,658,575	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending July 7, 2014	Page 5 of 8

Pool Balance (by Obligor) Concentration

Obligor Count	15

Loan Status	Loan Balance	% of Loan Balance
Current	$99,370,881	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$99,370,881	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$4,968,544	$22,855,303	$43,723,188

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #25	$(5,746,218)
OBLIGOR #18	$(5,366,206)
OBLIGOR #26	$(5,031,456)
OBLIGOR #13	$(5,031,456)
OBLIGOR #23	$(3,835,988)	$(26,998,742)
OBLIGOR #28	$(3,702,476)
OBLIGOR #16	$(3,026,804)
OBLIGOR #20	$(1,950,568)
OBLIGOR #5	$(1,380,428)		$(42,197,225)
OBLIGOR #17	$(1,163,371)

Total	$(36,234,972)	$(26,998,742)	$(42,197,225)

Total Excess Concentration Amount	$(42,197,225)
Adjusted Pool Balance	$57,173,657

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending July 7, 2014	Page 6 of 8

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125
February 4, 2014	$161,607,770	$3,181,044	$—	$650,659	$158,426,727	$1,374,048	$—	$5,205,750
March 4, 2014	$158,426,727	$16,715,823	$—	$661,525	$141,710,903	$1,360,269	$—	$18,737,617
April 4, 2014	$141,710,903	$21,201,286	$—	$3,184,388	$120,509,617	$1,343,993	$—	$25,729,667
May 5, 2014	$120,509,617	$2,486,716	$—	$—	$118,022,900	$1,115,998	$—	$3,602,715
June 5, 2014	$118,022,900	$2,682,705	$—	$50,000	$115,340,195	$1,106,807	$—	$3,839,512
July 7, 2014	$115,340,195	$15,969,314	$—	$730,625	$99,370,881	$1,041,611	$—	$17,741,550

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.000000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.955287
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.943095
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.928472
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.886896
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.870399
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.852820
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.832983
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.813137
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.792530
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.738219
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.715119
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.692629
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.594507
February 17, 2014	$76,869,810	$2,208,438	$74,661,372	0.577427
March 17, 2014	$74,661,372	$10,879,422	$63,781,949	0.493287
April 15, 2014	$63,781,949	$14,286,693	$49,495,256	0.382794
May 15, 2014	$49,495,256	$1,444,243	$48,051,013	0.371624
June 16, 2014	$48,051,013	$1,503,724	$46,547,289	0.359995
July 15, 2014	$46,547,289	$11,099,622	$35,447,667	0.274151

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending July 7, 2014	Page 7 of 8

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13	Jan-14	Feb-14	Mar-14	Apr-14	May-14	Jun-14	Jul-14
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385	$4,230,769	$3,846,154	$3,461,539	$3,076,923	$2,692,308	$2,307,692	$1,923,077
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380	$8,798,641	$8,402,887	$7,994,745	$7,590,753	$7,180,113	$6,767,774	$6,348,972
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$—
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431	$13,201,238	$13,201,238	$—	$—	$—	$—	$—
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749	$620,917	$584,768	$547,801	$511,007	$473,743	$436,295	$398,393
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235	$1,101,651	$886,411	$668,839	$450,245	$229,845	$—	$—
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333	$5,037,037	$4,740,741	$4,444,444	$4,148,148	$3,851,852	$3,555,556	$3,259,259
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,567,912	$14,131,732	$13,678,466	$—	$—	$—	$—
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380	$4,145,750	$4,020,052	$3,889,944	$3,762,055	$3,632,030	$3,501,931	$3,369,749
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879	$9,551,290	$9,068,764	$8,572,185	$8,572,185	$8,396,046	$8,198,086	$7,995,348
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121	$6,757,933	$6,449,041	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,086,741	$6,919,112
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665	$5,499,997	$5,333,329	$5,166,662	$4,999,994	$4,833,326	$4,666,659	$4,499,991
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,706,012	$9,407,058	$9,108,219	$8,804,532
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000	$6,800,000	$6,700,000	$6,600,000	$6,500,000	$6,400,000	$6,300,000	$6,200,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754	$5,706,912	$5,473,884	$5,233,631	$—	$—	$—	$—
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,733,008	$9,472,654	$9,206,940	$8,941,603	$8,671,020
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$—

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512	$161,607,770	$158,426,727	$141,710,903	$120,509,617	$118,022,900	$115,340,195	$99,370,881

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending July 7, 2014	Page 8 of 8

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending August 5, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending August 5, 2014	Page 1 of 9

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	July 8, 2014
Last Day of Collection Period	August 5, 2014
Payment Date	August 15, 2014

Available Funds
On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$835,575
Principal Received	$10,782,732
Other Obligor Payments	$286,710

Obligor payments received with respect to the Loans during the preceding Collection Period;	$11,905,018
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$11,905,018

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending August 5, 2014	Page 2 of 9

Waterfall Calculations

Interest Collections		$835,575

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,000
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$288

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$4,521

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—
First day of collection period	July 8, 2014
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$117,112,431
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$195,187

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$35,447,667
Applicable Rate	3.32%

Interest due and accrued for related interest period	$98,072
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$98,072
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$35,447,667
Target Principal Amortization	$6,259,374
Principal Payments Received from Principal Collections	$(6,259,374)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections	$—	$—

Note Balance after Principal Payment		$29,188,294
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		537,795
Principal and Other Obligor Payment Collections		$11,069,442
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$6,259,374
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$469,453
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$5,279,522

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending August 5, 2014	Page 3 of 9

Borrowing Base and Required Note Payments
As of:	August 5, 2014

First Day of Collection Period	July 8, 2014
Last Day of Collection Period	August 5, 2014
Payment Date	August 15, 2014

Borrowing Base
	Adjusted Pool Balance
	Pool Balance	$88,588,149
	Total Excess Concentration Amount	$(41,510,256)
	Outstanding Balance of all Delinquent Loans	$—
	Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance	$47,077,893
	Advance Rate	62.0%

		$29,188,294

Borrowing Base
	Beginning Outstanding Note Balance	$35,447,667
	Rapid Amortization	$—

Required Payment on Notes		$6,259,374

Rapid Amortization Event
Restructured Loan
	Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending August 5, 2014	Page 4 of 9

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699
February 4, 2014	$161,607,770	$158,426,727	February 17, 2014	76,869,810	2,208,438	74,661,372	0.5774	212,673	4,153,373
March 4, 2014	$158,426,727	$141,710,903	March 17, 2014	74,661,372	10,879,422	63,781,949	0.4933	206,563	4,359,936
April 4, 2014	$141,710,903	$120,509,617	April 15, 2014	63,781,949	14,286,693	49,495,256	0.3828	176,463	4,536,399
May 5, 2014	$120,509,617	$118,022,900	May 15, 2014	49,495,256	1,444,243	48,051,013	0.3716	136,937	4,673,336
June 5, 2014	$118,022,900	$115,340,195	June 16, 2014	48,051,013	1,503,724	46,547,289	0.3600	132,941	4,806,277
July 7, 2014	$115,340,195	$99,370,881	July 15, 2014	46,547,289	11,099,622	35,447,667	0.2742	128,781	4,935,058
August 5, 2014	$99,370,881	$88,588,149	August 15, 2014	35,447,667	6,259,374	29,188,294	0.2257	98,072	5,033,130

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%
February 17, 2014	$5,765,236	$—	$—	$165,633	$—	$—	$5,599,603	7.50%
March 17, 2014	$5,599,603	$—	$—	$815,957	$—	$—	$4,783,646	7.50%
April 15, 2014	$4,783,646	$—	$—	$1,071,502	$—	$—	$3,712,144	7.50%
May 15, 2014	$3,712,144	$—	$—	$108,318	$—	$—	$3,603,826	7.50%
June 16, 2014	$3,603,826	$—	$—	$112,779	$—	$—	$3,491,047	7.50%
July 15, 2014	$3,491,047	$—	$—	$832,472	$—	$—	$2,658,575	7.50%
August 15, 2014	$2,658,575	$—	$—	$469,453	$—	$—	$2,189,122	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending August 5, 2014	Page 5 of 9

Pool Balance (by Obligor) Concentration

Obligor Count	14

Loan Status	Loan Balance	% of Loan Balance
Current	$88,588,149	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$88,588,149	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$4,429,407	$20,375,274	$38,978,786

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #25	$(6,285,355)
OBLIGOR #18	$(5,905,343)
OBLIGOR #26	$(5,570,593)
OBLIGOR #13	$(5,570,593)
OBLIGOR #23	$(4,071,357)	$(29,175,003)
OBLIGOR #16	$(3,363,840)
OBLIGOR #20	$(2,322,756)
OBLIGOR #17	$(1,702,508)
OBLIGOR #5	$(1,498,708)		$(41,510,256)

Total	$(36,291,052)	$(29,175,003)	$(41,510,256)

Total Excess Concentration Amount	$(41,510,256)
Adjusted Pool Balance	$47,077,893

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending August 5, 2014	Page 6 of 9

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125
February 4, 2014	$161,607,770	$3,181,044	$—	$650,659	$158,426,727	$1,374,048	$—	$5,205,750
March 4, 2014	$158,426,727	$16,715,823	$—	$661,525	$141,710,903	$1,360,269	$—	$18,737,617
April 4, 2014	$141,710,903	$21,201,286	$—	$3,184,388	$120,509,617	$1,343,993	$—	$25,729,667
May 5, 2014	$120,509,617	$2,486,716	$—	$—	$118,022,900	$1,115,998	$—	$3,602,715
June 5, 2014	$118,022,900	$2,682,705	$—	$50,000	$115,340,195	$1,106,807	$—	$3,839,512
July 7, 2014	$115,340,195	$15,969,314	$—	$730,625	$99,370,881	$1,041,611	$—	$17,741,550
August 5, 2014	$99,370,881	$10,782,732	$—	$286,710	$88,588,149	$835,575	$—	$11,905,018

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.0000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.9553
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.9431
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.9285
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.8869
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.8704
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.8528
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.8330
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.8131
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.7925
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.7382
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.7151
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.6926
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.5945
February 17, 2014	$76,869,810	$2,208,438	$74,661,372	0.5774
March 17, 2014	$74,661,372	$10,879,422	$63,781,949	0.4933
April 15, 2014	$63,781,949	$14,286,693	$49,495,256	0.3828
May 15, 2014	$49,495,256	$1,444,243	$48,051,013	0.3716
June 16, 2014	$48,051,013	$1,503,724	$46,547,289	0.3600
July 15, 2014	$46,547,289	$11,099,622	$35,447,667	0.2742
August 15, 2014	$35,447,667	$6,259,374	$29,188,294	0.2257

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending August 5 2014	Page 7 of 9

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending August 5, 2014	Page 8 of 9

Pool Balance - End of Period

OBLIGOR NAME	Jan-14	Feb-14	Mar -14	Apr -14	May-14	Jun-14	Jul-14	Aug-14
OBLIGOR #1	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #2	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$4,230,769	$3,846,154	$3,461,539	$3,076,923	$2,692,308	$2,307,692	$1,923,077	$1,538,462
OBLIGOR #4	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$8,798,641	$8,402,887	$7,994,745	$7,590,753	$7,180,113	$6,767,774	$6,348,972	$5,928,116
OBLIGOR #6	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #7	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$—	$—
OBLIGOR #8	$13,201,238	$13,201,238	$—	$—	$—	$—	$—	$—
OBLIGOR #9	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$620,917	$584,768	$547,801	$511,007	$473,743	$436,295	$398,393	$360,280
OBLIGOR #11	$1,101,651	$886,411	$668,839	$450,245	$229,845	$—	$—	$—
OBLIGOR #12	$5,037,037	$4,740,741	$4,444,444	$4,148,148	$3,851,852	$3,555,556	$3,259,259	$2,962,963
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$14,567,912	$14,131,732	$13,678,466	$—	$—	$—	$—	$—
OBLIGOR #15	$4,145,750	$4,020,052	$3,889,944	$3,762,055	$3,632,030	$3,501,931	$3,369,749	$3,237,403
OBLIGOR #16	$9,551,290	$9,068,764	$8,572,185	$8,572,185	$8,396,046	$8,198,086	$7,995,348	$7,793,247
OBLIGOR #17	$6,757,933	$6,449,041	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915
OBLIGOR #18	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762
OBLIGOR #18	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989
OBLIGOR #19	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,086,741	$6,919,112	$6,752,163
OBLIGOR #21	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #21	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #22	$5,499,997	$5,333,329	$5,166,662	$4,999,994	$4,833,326	$4,666,659	$4,499,991	$4,333,323
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$9,706,012	$9,407,058	$9,108,219	$8,804,532	$8,500,764
OBLIGOR #24	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$6,800,000	$6,700,000	$6,600,000	$6,500,000	$6,400,000	$6,300,000	$6,200,000	$6,200,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$5,706,912	$5,473,884	$5,233,631	$—	$—	$—	$—	$—
OBLIGOR #28	$10,000,000	$10,000,000	$9,733,008	$9,472,654	$9,206,940	$8,941,603	$8,671,020	$—
OBLIGOR #29	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$—	$—

TOTAL	$161,607,770	$158,426,727	$141,710,903	$120,509,617	$118,022,900	$115,340,195	$99,370,881	$88,588,149

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending August 5, 2014	Page 9 of 9

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending September 5, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 5, 2014	Page 1 of 9

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	August 6, 2014
Last Day of Collection Period	September 5, 2014
Payment Date	September 15, 2014

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$916,901
Principal Received	$2,596,890
Other Obligor Payments	$—

Obligor payments received with respect to the Loans during the preceding Collection Period;	$3,513,791
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$3,513,791

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 5, 2014	Page 2 of 9

Waterfall Calculations

Interest Collections		$916,901

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,000
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$249

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$4,482

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—
First day of collection period	August 6, 2014
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$100,493,167
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$167,489

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$29,188,294
Applicable Rate	3.32%

Interest due and accrued for related interest period	$80,754
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$80,754
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$29,188,294
Target Principal Amortization	$1,237,193
Principal Payments Received from Principal Collections	$(1,237,193)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections	$—	$—

Note Balance after Principal Payment		$27,951,101
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		664,176
Principal and Other Obligor Payment Collections		$2,596,890
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$1,237,193
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$92,789
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$1,452,486

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 5, 2014	Page 3 of 9

Borrowing Base and Required Note Payments

As of:	September 5, 2014

First Day of Collection Period	August 6, 2014
Last Day of Collection Period	September 5, 2014
Payment Date	September 15, 2014

Borrowing Base
	Adjusted Pool Balance
	Pool Balance	$85,991,260
	Total Excess Concentration Amount	$(40,908,840)
	Outstanding Balance of all Delinquent Loans	$—
	Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance	$45,082,420
	Advance Rate	62.0%

		$27,951,101

Borrowing Base
	Beginning Outstanding Note Balance	$29,188,294
	Rapid Amortization	$—

Required Payment on Notes		$1,237,193

Rapid Amortization Event
Restructured Loan
	Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+		Total
N/A	$—	$—	$	— $	—
Total	$—	$—	$	— $	—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 5, 2014	Page 4 of 9

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699
February 4, 2014	$161,607,770	$158,426,727	February 17, 2014	76,869,810	2,208,438	74,661,372	0.5774	212,673	4,153,373
March 4, 2014	$158,426,727	$141,710,903	March 17, 2014	74,661,372	10,879,422	63,781,949	0.4933	206,563	4,359,936
April 4, 2014	$141,710,903	$120,509,617	April 15, 2014	63,781,949	14,286,693	49,495,256	0.3828	176,463	4,536,399
May 5, 2014	$120,509,617	$118,022,900	May 15, 2014	49,495,256	1,444,243	48,051,013	0.3716	136,937	4,673,336
June 5, 2014	$118,022,900	$115,340,195	June 16, 2014	48,051,013	1,503,724	46,547,289	0.3600	132,941	4,806,277
July 7, 2014	$115,340,195	$99,370,881	July 15, 2014	46,547,289	11,099,622	35,447,667	0.2742	128,781	4,935,058
August 5, 2014	$99,370,881	$88,588,149	August 15, 2014	35,447,667	6,259,374	29,188,294	0.2257	98,072	5,033,130
September 5, 2014	$88,588,149	$85,991,260	September 15, 2014	29,188,294	1,237,193	27,951,101	0.2162	80,754	5,113,884

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%
February 17, 2014	$5,765,236	$—	$—	$165,633	$—	$—	$5,599,603	7.50%
March 17, 2014	$5,599,603	$—	$—	$815,957	$—	$—	$4,783,646	7.50%
April 15, 2014	$4,783,646	$—	$—	$1,071,502	$—	$—	$3,712,144	7.50%
May 15, 2014	$3,712,144	$—	$—	$108,318	$—	$—	$3,603,826	7.50%
June 16, 2014	$3,603,826	$—	$—	$112,779	$—	$—	$3,491,047	7.50%
July 15, 2014	$3,491,047	$—	$—	$832,472	$—	$—	$2,658,575	7.50%
August 15, 2014	$2,658,575	$—	$—	$469,453	$—	$—	$2,189,122	7.50%
September 15, 2014	$2,189,122	$—	$—	$92,789	$—	$—	$2,096,333	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 5, 2014	Page 5 of 9

Pool Balance (by Obligor) Concentration

Obligor Count	14

Loan Status	Loan Balance	% of Loan Balance
Current	$85,991,260	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$85,991,260	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$4,299,563	$19,777,990	$37,836,154

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #25	$(6,415,199)
OBLIGOR #18	$(5,562,228)
OBLIGOR #26	$(5,700,437)
OBLIGOR #13	$(5,700,437)
OBLIGOR #23	$(3,894,949)	$(28,993,075)
OBLIGOR #16	$(3,289,495)
OBLIGOR #20	$(2,283,790)
OBLIGOR #17	$(1,832,352)
OBLIGOR #5	$(1,203,384)		$(40,908,840)

Total	$(35,882,271)	$(28,993,075)	$(40,908,840)

Total Excess Concentration Amount	$(40,908,840)
Adjusted Pool Balance	$45,082,420

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 5, 2014	Page 6 of 9

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125
February 4, 2014	$161,607,770	$3,181,044	$—	$650,659	$158,426,727	$1,374,048	$—	$5,205,750
March 4, 2014	$158,426,727	$16,715,823	$—	$661,525	$141,710,903	$1,360,269	$—	$18,737,617
April 4, 2014	$141,710,903	$21,201,286	$—	$3,184,388	$120,509,617	$1,343,993	$—	$25,729,667
May 5, 2014	$120,509,617	$2,486,716	$—	$—	$118,022,900	$1,115,998	$—	$3,602,715
June 5, 2014	$118,022,900	$2,682,705	$—	$50,000	$115,340,195	$1,106,807	$—	$3,839,512
July 7, 2014	$115,340,195	$15,969,314	$—	$730,625	$99,370,881	$1,041,611	$—	$17,741,550
August 5, 2014	$99,370,881	$10,782,732	$—	$286,710	$88,588,149	$835,575	$—	$11,905,018
September 5, 2014	$88,588,149	$2,596,890	$—	$—	$85,991,260	$916,901	$—	$3,513,791

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.0000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.9553
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.9431
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.9285
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.8869
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.8704
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.8528
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.8330
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.8131
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.7925
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.7382
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.7151
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.6926
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.5945
February 17, 2014	$76,869,810	$2,208,438	$74,661,372	0.5774
March 17, 2014	$74,661,372	$10,879,422	$63,781,949	0.4933
April 15, 2014	$63,781,949	$14,286,693	$49,495,256	0.3828
May 15, 2014	$49,495,256	$1,444,243	$48,051,013	0.3716
June 16, 2014	$48,051,013	$1,503,724	$46,547,289	0.3600
July 15, 2014	$46,547,289	$11,099,622	$35,447,667	0.2742
August 15, 2014	$35,447,667	$6,259,374	$29,188,294	0.2257
September 15, 2014	$29,188,294	$1,237,193	$27,951,101	0.2162

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 5, 2014	Page 7 of 9

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 5, 2014	Page 8 of 9

Pool Balance - End of Period

OBLIGOR NAME	Jan-14	Feb-14	Mar-14	Apr-14	May-14	Jun-14	Jul-14	Aug-14	Sep-14
OBLIGOR #1	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #2	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$4,230,769	$3,846,154	$3,461,539	$3,076,923	$2,692,308	$2,307,692	$1,923,077	$1,538,462	$1,153,846
OBLIGOR #4	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$8,798,641	$8,402,887	$7,994,745	$7,590,753	$7,180,113	$6,767,774	$6,348,972	$5,928,116	$5,502,947
OBLIGOR #6	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #7	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$—	$—	$—
OBLIGOR #8	$13,201,238	$13,201,238	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #9	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$620,917	$584,768	$547,801	$511,007	$473,743	$436,295	$398,393	$360,280	$321,831
OBLIGOR #11	$1,101,651	$886,411	$668,839	$450,245	$229,845	$—	$—	$—	$—
OBLIGOR #12	$5,037,037	$4,740,741	$4,444,444	$4,148,148	$3,851,852	$3,555,556	$3,259,259	$2,962,963	$2,666,667
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$14,567,912	$14,131,732	$13,678,466	$—	$—	$—	$—	$—	$—
OBLIGOR #15	$4,145,750	$4,020,052	$3,889,944	$3,762,055	$3,632,030	$3,501,931	$3,369,749	$3,237,403	$3,103,923
OBLIGOR #16	$9,551,290	$9,068,764	$8,572,185	$8,572,185	$8,396,046	$8,198,086	$7,995,348	$7,793,247	$7,589,058
OBLIGOR #17	$6,757,933	$6,449,041	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915
OBLIGOR #18	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,034,849
OBLIGOR #18	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,826,942
OBLIGOR #19	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,086,741	$6,919,112	$6,752,163	$6,583,353
OBLIGOR #21	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #21	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #22	$5,499,997	$5,333,329	$5,166,662	$4,999,994	$4,833,326	$4,666,659	$4,499,991	$4,333,323	$4,166,656
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$9,706,012	$9,407,058	$9,108,219	$8,804,532	$8,500,764	$8,194,512
OBLIGOR #24	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$6,800,000	$6,700,000	$6,600,000	$6,500,000	$6,400,000	$6,300,000	$6,200,000	$6,200,000	$6,200,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$5,706,912	$5,473,884	$5,233,631	$—	$—	$—	$—	$—	$—
OBLIGOR #28	$10,000,000	$10,000,000	$9,733,008	$9,472,654	$9,206,940	$8,941,603	$8,671,020	$—	$—
OBLIGOR #29	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$—	$—	$—

TOTAL	$161,607,770	$158,426,727	$141,710,903	$120,509,617	$118,022,900	$115,340,195	$99,370,881	$88,588,149	$85,991,260

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending September 5, 2014	Page 9 of 9

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending October 6, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending October 6, 2014	Page 1 of 9

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	September 8, 2014
Last Day of Collection Period	October 6, 2014
Payment Date	October 15, 2014

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$769,923
Principal Received	$2,194,719
Other Obligor Payments	$—

Obligor payments received with respect to the Loans during the preceding Collection Period;	$2,964,642
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$2,964,642

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending October 6, 2014	Page 2 of 9

Waterfall Calculations

Interest Collections		$769,923

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,000
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$249

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$4,482

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—
First day of collection period	September 8, 2014
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$89,505,051
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$149,175

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$27,951,101
Applicable Rate	3.32%

Interest due and accrued for related interest period	$77,331
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$77,331
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$27,951,101
Target Principal Amortization	$1,128,989
Principal Payments Received from Principal Collections	$(1,128,989)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections	$—	$—

Note Balance after Principal Payment		$26,822,112
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		538,934
Principal and Other Obligor Payment Collections		$2,194,719
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$1,128,989
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$84,674
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$1,150,404

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending October 6, 2014	Page 3 of 9

Borrowing Base and Required Note Payments
As of:	October 6, 2014

First Day of Collection Period	September 8, 2014
Last Day of Collection Period	October 6, 2014
Payment Date	October 15, 2014

Borrowing Base
	Adjusted Pool Balance
	Pool Balance	$83,796,541
	Total Excess Concentration Amount	$(40,535,071)
	Outstanding Balance of all Delinquent Loans	$—
	Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance	$43,261,470
	Advance Rate	62.0%

		$26,822,112

Borrowing Base
	Beginning Outstanding Note Balance	$27,951,101
	Rapid Amortization	$—

Required Payment on Notes		$1,128,989

Rapid Amortization Event
Restructured Loan
	Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending October 6, 2014	Page 4 of 9

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699
February 4, 2014	$161,607,770	$158,426,727	February 17, 2014	76,869,810	2,208,438	74,661,372	0.5774	212,673	4,153,373
March 4, 2014	$158,426,727	$141,710,903	March 17, 2014	74,661,372	10,879,422	63,781,949	0.4933	206,563	4,359,936
April 4, 2014	$141,710,903	$120,509,617	April 15, 2014	63,781,949	14,286,693	49,495,256	0.3828	176,463	4,536,399
May 5, 2014	$120,509,617	$118,022,900	May 15, 2014	49,495,256	1,444,243	48,051,013	0.3716	136,937	4,673,336
June 5, 2014	$118,022,900	$115,340,195	June 16, 2014	48,051,013	1,503,724	46,547,289	0.3600	132,941	4,806,277
July 7, 2014	$115,340,195	$99,370,881	July 15, 2014	46,547,289	11,099,622	35,447,667	0.2742	128,781	4,935,058
August 5, 2014	$99,370,881	$88,588,149	August 15, 2014	35,447,667	6,259,374	29,188,294	0.2257	98,072	5,033,130
September 5, 2014	$88,588,149	$85,991,260	September 15, 2014	29,188,294	1,237,193	27,951,101	0.2162	80,754	5,113,884
October 6, 2014	$85,991,260	$83,796,541	October 15, 2014	27,951,101	1,128,989	26,822,112	0.2074	77,331	5,191,215

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%
February 17, 2014	$5,765,236	$—	$—	$165,633	$—	$—	$5,599,603	7.50%
March 17, 2014	$5,599,603	$—	$—	$815,957	$—	$—	$4,783,646	7.50%
April 15, 2014	$4,783,646	$—	$—	$1,071,502	$—	$—	$3,712,144	7.50%
May 15, 2014	$3,712,144	$—	$—	$108,318	$—	$—	$3,603,826	7.50%
June 16, 2014	$3,603,826	$—	$—	$112,779	$—	$—	$3,491,047	7.50%
July 15, 2014	$3,491,047	$—	$—	$832,472	$—	$—	$2,658,575	7.50%
August 15, 2014	$2,658,575	$—	$—	$469,453	$—	$—	$2,189,122	7.50%
September 15, 2014	$2,189,122	$—	$—	$92,789	$—	$—	$2,096,333	7.50%
October 15, 2014	$2,096,333	$—	$—	$84,674	$—	$—	$2,011,658	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending October 6, 2014	Page 5 of 9

Pool Balance (by Obligor) Concentration

Obligor Count	14

Loan Status	Loan Balance	% of Loan Balance
Current	$83,796,541	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$83,796,541	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$4,189,827	$19,273,204	$36,870,478

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #25	$(6,524,935)
OBLIGOR #26	$(5,810,173)
OBLIGOR #13	$(5,810,173)
OBLIGOR #18	$(5,191,997)
OBLIGOR #23	$(3,693,764)	$(28,706,973)
OBLIGOR #16	$(3,190,403)
OBLIGOR #20	$(2,220,464)
OBLIGOR #17	$(1,942,088)
OBLIGOR #5	$(1,313,120)		$(40,535,071)

Total	$(35,697,117)	$(28,706,973)	$(40,535,071)

Total Excess Concentration Amount	$(40,535,071)
Adjusted Pool Balance	$43,261,470

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending October 6, 2014	Page 6 of 9

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125
February 4, 2014	$161,607,770	$3,181,044	$—	$650,659	$158,426,727	$1,374,048	$—	$5,205,750
March 4, 2014	$158,426,727	$16,715,823	$—	$661,525	$141,710,903	$1,360,269	$—	$18,737,617
April 4, 2014	$141,710,903	$21,201,286	$—	$3,184,388	$120,509,617	$1,343,993	$—	$25,729,667
May 5, 2014	$120,509,617	$2,486,716	$—	$—	$118,022,900	$1,115,998	$—	$3,602,715
June 5, 2014	$118,022,900	$2,682,705	$—	$50,000	$115,340,195	$1,106,807	$—	$3,839,512
July 7, 2014	$115,340,195	$15,969,314	$—	$730,625	$99,370,881	$1,041,611	$—	$17,741,550
August 5, 2014	$99,370,881	$10,782,732	$—	$286,710	$88,588,149	$835,575	$—	$11,905,018
September 5, 2014	$88,588,149	$2,596,890	$—	$—	$85,991,260	$916,901	$—	$3,513,791
October 6, 2014	$85,991,260	$2,194,719	$—	$—	$83,796,541	$769,923	$—	$2,964,642

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.0000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.9553
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.9431
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.9285
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.8869
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.8704
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.8528
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.8330
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.8131
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.7925
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.7382
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.7151
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.6926
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.5945
February 17, 2014	$76,869,810	$2,208,438	$74,661,372	0.5774
March 17, 2014	$74,661,372	$10,879,422	$63,781,949	0.4933
April 15, 2014	$63,781,949	$14,286,693	$49,495,256	0.3828
May 15, 2014	$49,495,256	$1,444,243	$48,051,013	0.3716
June 16, 2014	$48,051,013	$1,503,724	$46,547,289	0.3600
July 15, 2014	$46,547,289	$11,099,622	$35,447,667	0.2742
August 15, 2014	$35,447,667	$6,259,374	$29,188,294	0.2257
September 15, 2014	$29,188,294	$1,237,193	$27,951,101	0.2162
October 15, 2014	$27,951,101	$1,128,989	$26,822,112	0.2074

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending October 6, 2014	Page 7 of 9

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending October 6, 2014	Page 8 of 9

Pool Balance - End of Period

OBLIGOR NAME	Jan-14	Feb-14	Mar-14	Apr-14	May-14	Jun-14	Jul-14	Aug-14	Sep-14	Oct-14
OBLIGOR #1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$4,230,769	$3,846,154	$3,461,539	$3,076,923	$2,692,308	$2,307,692	$1,923,077	$1,538,462	$1,153,846	$769,231
OBLIGOR #4	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$8,798,641	$8,402,887	$7,994,745	$7,590,753	$7,180,113	$6,767,774	$6,348,972	$5,928,116	$5,502,947	$5,502,947
OBLIGOR #6	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #7	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$—	$—	$—	$—
OBLIGOR #8	$13,201,238	$13,201,238	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #9	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$620,917	$584,768	$547,801	$511,007	$473,743	$436,295	$398,393	$360,280	$321,831	$282,950
OBLIGOR #11	$1,101,651	$886,411	$668,839	$450,245	$229,845	$—	$—	$—	$—	$—
OBLIGOR #12	$5,037,037	$4,740,741	$4,444,444	$4,148,148	$3,851,852	$3,555,556	$3,259,259	$2,962,963	$2,666,667	$2,370,370
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$14,567,912	$14,131,732	$13,678,466	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #15	$4,145,750	$4,020,052	$3,889,944	$3,762,055	$3,632,030	$3,501,931	$3,369,749	$3,237,403	$3,103,923	$2,968,441
OBLIGOR #16	$9,551,290	$9,068,764	$8,572,185	$8,572,185	$8,396,046	$8,198,086	$7,995,348	$7,793,247	$7,589,058	$7,380,230
OBLIGOR #17	$6,757,933	$6,449,041	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915
OBLIGOR #18	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,034,849	$7,643,311
OBLIGOR #18	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,826,942	$1,738,512
OBLIGOR #19	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,086,741	$6,919,112	$6,752,163	$6,583,353	$6,410,291
OBLIGOR #21	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #21	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #22	$5,499,997	$5,333,329	$5,166,662	$4,999,994	$4,833,326	$4,666,659	$4,499,991	$4,333,323	$4,166,656	$3,999,988
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$9,706,012	$9,407,058	$9,108,219	$8,804,532	$8,500,764	$8,194,512	$7,883,591
OBLIGOR #24	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$6,800,000	$6,700,000	$6,600,000	$6,500,000	$6,400,000	$6,300,000	$6,200,000	$6,200,000	$6,200,000	$6,200,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$5,706,912	$5,473,884	$5,233,631	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #28	$10,000,000	$10,000,000	$9,733,008	$9,472,654	$9,206,940	$8,941,603	$8,671,020	$—	$—	$—
OBLIGOR #29	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$—	$—	$—	$—

TOTAL	$161,607,770	$158,426,727	$141,710,903	$120,509,617	$118,022,900	$115,340,195	$99,370,881	$88,588,149	$85,991,260	$83,796,541

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending October 6, 2014	Page 9 of 9

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending November 5, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending November 5, 2014	Page 1 of 9

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	October 7, 2014
Last Day of Collection Period	November 5, 2014
Payment Date	November 16, 2014

Available Funds

On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):

Obligor payments
Interest Received	$725,643
Principal Received	$13,093,317
Other Obligor Payments	$207,672

Obligor payments received with respect to the Loans during the preceding Collection Period;	$14,026,631
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$14,026,631

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending November 5, 2014	Page 2 of 9

Waterfall Calculations

Interest Collections		$725,643

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K

US Bank Trustee - Annual Administrative Fee	$2,083
US Bank Back Up Servicer - Annual Administrative Fee	$2,000
US Bank Custodian - Monthly Fees	$150
US Bank Lockbox Fees	$251

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$4,485

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer

		$—
First day of collection period	October 7, 2014
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$86,761,183
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$144,602

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes

Outstanding Balance of Notes After Last Payment Date	$26,822,112
Applicable Rate	3.32%

Interest due and accrued for related interest period	$74,208
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$74,208
(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$26,822,112
Target Principal Amortization	$6,602,150
Principal Payments Received from Principal Collections	$(6,602,150)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections	$—	$—

Note Balance after Principal Payment		$20,219,961
(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—
(6) Pay all remaining amounts to the Certificateholder		502,348
Principal and Other Obligor Payment Collections		$13,300,988
(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—

(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$6,602,150
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$495,161
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$7,193,999

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending November 5, 2014	Page 3 of 9

Borrowing Base and Required Note Payments

As of:	November 5, 2014

First Day of Collection Period	October 7, 2014
Last Day of Collection Period	November 5, 2014
Payment Date	November 16, 2014

Borrowing Base
Adjusted Pool Balance
	Pool Balance	$70,703,225
	Total Excess Concentration Amount	$(38,090,384)
	Outstanding Balance of all Delinquent Loans	$—
	Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance	$32,612,841
Advance Rate		62.0%

		$20,219,961

Borrowing Base
	Beginning Outstanding Note Balance	$26,822,112
	Rapid Amortization	$—

Required Payment on Notes		$6,602,150

Rapid Amortization Event
Restructured Loan
	Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months

Delinquent Loan
Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total
N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan
Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending November 5, 2014	Page 4 of 9

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699
February 4, 2014	$161,607,770	$158,426,727	February 17, 2014	76,869,810	2,208,438	74,661,372	0.5774	212,673	4,153,373
March 4, 2014	$158,426,727	$141,710,903	March 17, 2014	74,661,372	10,879,422	63,781,949	0.4933	206,563	4,359,936
April 4, 2014	$141,710,903	$120,509,617	April 15, 2014	63,781,949	14,286,693	49,495,256	0.3828	176,463	4,536,399
May 5, 2014	$120,509,617	$118,022,900	May 15, 2014	49,495,256	1,444,243	48,051,013	0.3716	136,937	4,673,336
June 5, 2014	$118,022,900	$115,340,195	June 16, 2014	48,051,013	1,503,724	46,547,289	0.3600	132,941	4,806,277
July 7, 2014	$115,340,195	$99,370,881	July 15, 2014	46,547,289	11,099,622	35,447,667	0.2742	128,781	4,935,058
August 5, 2014	$99,370,881	$88,588,149	August 15, 2014	35,447,667	6,259,374	29,188,294	0.2257	98,072	5,033,130
September 5, 2014	$88,588,149	$85,991,260	September 15, 2014	29,188,294	1,237,193	27,951,101	0.2162	80,754	5,113,884
October 6, 2014	$85,991,260	$83,796,541	October 15, 2014	27,951,101	1,128,989	26,822,112	0.2074	77,331	5,191,215
November 5, 2014	$83,796,541	$70,703,225	November 16, 2014	26,822,112	6,602,150	20,219,961	0.1564	74,208	5,265,423

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%
February 17, 2014	$5,765,236	$—	$—	$165,633	$—	$—	$5,599,603	7.50%
March 17, 2014	$5,599,603	$—	$—	$815,957	$—	$—	$4,783,646	7.50%
April 15, 2014	$4,783,646	$—	$—	$1,071,502	$—	$—	$3,712,144	7.50%
May 15, 2014	$3,712,144	$—	$—	$108,318	$—	$—	$3,603,826	7.50%
June 16, 2014	$3,603,826	$—	$—	$112,779	$—	$—	$3,491,047	7.50%
July 15, 2014	$3,491,047	$—	$—	$832,472	$—	$—	$2,658,575	7.50%
August 15, 2014	$2,658,575	$—	$—	$469,453	$—	$—	$2,189,122	7.50%
September 15, 2014	$2,189,122	$—	$—	$92,789	$—	$—	$2,096,333	7.50%
October 15, 2014	$2,096,333	$—	$—	$84,674	$—	$—	$2,011,658	7.50%
November 16, 2014	$2,011,658	$—	$—	$495,161	$—	$—	$1,516,497	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending November 5, 2014	Page 5 of 9

Pool Balance (by Obligor) Concentration

Obligor Count	13

Loan Status	Loan Balance	% of Loan Balance
Current	$70,703,225	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$70,703,225	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$3,535,161	$16,261,742	$31,109,419

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #25	$(7,179,601)
OBLIGOR #13	$(6,464,839)
OBLIGOR #26	$(6,098,422)
OBLIGOR #18	$(5,365,262)
OBLIGOR #16	$(3,636,612)	$(30,158,800)
OBLIGOR #20	$(2,702,507)
OBLIGOR #17	$(2,596,754)
OBLIGOR #5	$(1,967,786)		$(38,090,384)

Total	$(36,011,783)	$(30,158,800)	$(38,090,384)

Total Excess Concentration Amount	$(38,090,384)
Adjusted Pool Balance	$32,612,841

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending November 5, 2014	Page 6 of 9

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125
February 4, 2014	$161,607,770	$3,181,044	$—	$650,659	$158,426,727	$1,374,048	$—	$5,205,750
March 4, 2014	$158,426,727	$16,715,823	$—	$661,525	$141,710,903	$1,360,269	$—	$18,737,617
April 4, 2014	$141,710,903	$21,201,286	$—	$3,184,388	$120,509,617	$1,343,993	$—	$25,729,667
May 5, 2014	$120,509,617	$2,486,716	$—	$—	$118,022,900	$1,115,998	$—	$3,602,715
June 5, 2014	$118,022,900	$2,682,705	$—	$50,000	$115,340,195	$1,106,807	$—	$3,839,512
July 7, 2014	$115,340,195	$15,969,314	$—	$730,625	$99,370,881	$1,041,611	$—	$17,741,550
August 5, 2014	$99,370,881	$10,782,732	$—	$286,710	$88,588,149	$835,575	$—	$11,905,018
September 5, 2014	$88,588,149	$2,596,890	$—	$—	$85,991,260	$916,901	$—	$3,513,791
October 6, 2014	$85,991,260	$2,194,719	$—	$—	$83,796,541	$769,923	$—	$2,964,642
November 5, 2014	$83,796,541	$13,093,317	$—	$207,672	$70,703,225	$725,643	$—	$14,026,631

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.0000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.9553
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.9431
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.9285
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.8869
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.8704
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.8528
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.8330
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.8131
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.7925
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.7382
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.7151
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.6926
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.5945
February 17, 2014	$76,869,810	$2,208,438	$74,661,372	0.5774
March 17, 2014	$74,661,372	$10,879,422	$63,781,949	0.4933
April 15, 2014	$63,781,949	$14,286,693	$49,495,256	0.3828
May 15, 2014	$49,495,256	$1,444,243	$48,051,013	0.3716
June 16, 2014	$48,051,013	$1,503,724	$46,547,289	0.3600
July 15, 2014	$46,547,289	$11,099,622	$35,447,667	0.2742
August 15, 2014	$35,447,667	$6,259,374	$29,188,294	0.2257
September 15, 2014	$29,188,294	$1,237,193	$27,951,101	0.2162
October 15, 2014	$27,951,101	$1,128,989	$26,822,112	0.2074
November 16, 2014	$26,822,112	$6,602,150	$20,219,961	0.1564

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending November 5, 2014	Page 7 of 9

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending November 5, 2014	Page 8 of 9

Pool Balance - End of Period

OBLIGOR NAME	Jan-14	Feb-14	Mar-14	Apr-14	May-14	Jun-14	Jul-14	Aug-14	Sep-14	Oct-14	Nov-14
OBLIGOR #1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$4,230,769	$3,846,154	$3,461,539	$3,076,923	$2,692,308	$2,307,692	$1,923,077	$1,538,462	$1,153,846	$769,231	$384,616
OBLIGOR #4	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$8,798,641	$8,402,887	$7,994,745	$7,590,753	$7,180,113	$6,767,774	$6,348,972	$5,928,116	$5,502,947	$5,502,947	$5,502,947
OBLIGOR #6	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #7	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$—	$—	$—	$—	$—
OBLIGOR #8	$13,201,238	$13,201,238	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #9	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$620,917	$584,768	$547,801	$511,007	$473,743	$436,295	$398,393	$360,280	$321,831	$282,950	$243,819
OBLIGOR #11	$1,101,651	$886,411	$668,839	$450,245	$229,845	$—	$—	$—	$—	$—	$—
OBLIGOR #12	$5,037,037	$4,740,741	$4,444,444	$4,148,148	$3,851,852	$3,555,556	$3,259,259	$2,962,963	$2,666,667	$2,370,370	$2,074,074
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$14,567,912	$14,131,732	$13,678,466	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #15	$4,145,750	$4,020,052	$3,889,944	$3,762,055	$3,632,030	$3,501,931	$3,369,749	$3,237,403	$3,103,923	$2,968,441	$2,832,656
OBLIGOR #16	$9,551,290	$9,068,764	$8,572,185	$8,572,185	$8,396,046	$8,198,086	$7,995,348	$7,793,247	$7,589,058	$7,380,230	$7,171,773
OBLIGOR #17	$6,757,933	$6,449,041	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915
OBLIGOR #18	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,034,849	$7,643,311	$7,250,620
OBLIGOR #18	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,826,942	$1,738,512	$1,649,803
OBLIGOR #19	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,086,741	$6,919,112	$6,752,163	$6,583,353	$6,410,291	$6,237,669
OBLIGOR #21	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #21	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #22	$5,499,997	$5,333,329	$5,166,662	$4,999,994	$4,833,326	$4,666,659	$4,499,991	$4,333,323	$4,166,656	$3,999,988	$874,988
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$9,706,012	$9,407,058	$9,108,219	$8,804,532	$8,500,764	$8,194,512	$7,883,591	$—
OBLIGOR #24	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$6,800,000	$6,700,000	$6,600,000	$6,500,000	$6,400,000	$6,300,000	$6,200,000	$6,200,000	$6,200,000	$6,200,000	$6,200,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,633,583
OBLIGOR #27	$5,706,912	$5,473,884	$5,233,631	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #28	$10,000,000	$10,000,000	$9,733,008	$9,472,654	$9,206,940	$8,941,603	$8,671,020	$—	$—	$—	$—
OBLIGOR #29	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$—	$—	$—	$—	$—

TOTAL	$161,607,770	$158,426,727	$141,710,903	$120,509,617	$118,022,900	$115,340,195	$99,370,881	$88,588,149	$85,991,260	$83,796,541	$70,703,225

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending November 5, 2014	Page 9 of 9

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

Prepared: For the collection period ending December 5, 2014

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending December 5, 2014	Page 1 of 9

Monthly Servicer Report

On Behalf of Hercules Capital Funding Trust 2012-1

First Day of Collection Period	November 6, 2014
Last Day of Collection Period	December 5, 2014
Payment Date	December 16, 2014

Available Funds
On each Payment Date, payments on the Notes will be made from the following sources (collectively, “Available Funds”):
Obligor payments
Interest Received	$853,184
Principal Received	$12,336,305
Other Obligor Payments	$592,263

Obligor payments received with respect to the Loans during the preceding Collection Period;	$13,781,752
Liquidation proceeds received with respect to the Loans during the preceding Collection Period;	$—
Interest earned on funds on deposit in the Collection Account, the Interest Reserve Account and the Expense Reserve Account;
Proceeds from any optional sale of Loans;	$—
Payments made by the Seller, the Depositor or the Servicer in connection with the required repurchase or purchase of Loans; and	$—
Scheduled Payment Advances	$—

Total Available Funds	$13,781,752

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending December 5, 2014	Page 2 of 9

Waterfall Calculations

Interest Collections		$853,184

(1) Trustee, the Owner Trustee, the Backup Servicer, the Custodian and the Lockbox Bank, pro rata, any accrued and unpaid fees, expenses and indemnities then due to each of them with rolling twelve-month limit of $500K
US Bank Trustee—Annual Administrative Fee	$2,083
US Bank Back Up Servicer—Annual Administrative Fee	$2,000
US Bank Custodian—Monthly Fees	$150
US Bank Lockbox Fees	$251

Total due to Trustee/Owner Trustee/Backup Servicer/Custodian/Lockbox Bank fees/Rating Agency		$4,484

The Servicing Fee shall be equal to the sum of the product of: (i) one-twelfth of 2.00% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Cutoff Date through and including January 15, 2013 over 360) and (ii) the Aggregate Outstanding Pool Balance as of the beginning of the related Collection Period.

(2) Servicer or any Successor Servicer, any previously unreimbursed Scheduled Payment Advances, Servicing Advances, the Servicing Fee for the related calendar month, any supplemental servicing fees for the related calendar month, any reimbursements for mistaken deposits and other related amounts and certain other amounts due on the Loans that the Servicer is entitled to retain; to the Seller, amounts deposited into the Lockbox Account but not related to interest, principal or extension fees due on the Loans; a one-time servicer engagement fee to the Backup Servicer (upon becoming Successor Servicer) of $125K; and costs and expenses, if any, incurred by the Trustee or by any Successor Servicer (including the Backup Servicer) in connection with the transfer of servicing to any Successor Servicer, which shall not exceed $50K for a servicing transfer to the Backup Servicer or 175K to any other Successor Servicer		$—
First day of collection period	November 6, 2014
Aggregate Outstanding Pool Balance as of beginning of Collection Period	$84,729,856
Applicable Servicing Fee %	2.00%
Number of Days to calculate	0.08

Total Servicing Fee		$141,216

(3) Accrued interest due on the Notes, which is the sum of (i) the aggregate amount of interest due and accrued for the related Interest Period on the Notes; and (ii) the excess, if any, of the amount of interest remaining due and payable on the Notes on prior Payment Dates over the amounts in respect of interest actually paid on the Notes on such Payment Dates, plus interest on any such shortfall at the interest rate for the Notes
Outstanding Balance of Notes After Last Payment Date	$20,219,961
Applicable Rate	3.32%

Interest due and accrued for related interest period	$55,942
Interest unpaid and due from prior payment date	$—
Plus interest on interest unpaid and due from prior payment date	$—
Total Accrued Interest Due		$55,942

(4) Principal on the Notes in the amounts required under “Principal Collections” below, but only to the extent not paid in full from Principal Collections
Outstanding Balance of Notes After Last Payment Date	$20,219,961
Target Principal Amortization	$4,170,817
Principal Payments Received from Principal Collections	$(4,170,817)
Principal Payments Received from Reserve Account	$—
Principal Payments Received from Interest Collections	$—	$—

Note Balance after Principal Payment		$16,049,144

(5) Pay each of the Trustee, the Owner Trustee, the Backup Servicer, any Successor Servicer, the Custodian and the Lockbox Bank, pro rata, any fees and expenses then due to such party that are in excess of the related cap or annual limitation		$—

(6) Pay all remaining amounts to the Certificateholder		651,541
Principal and Other Obligor Payment Collections		$12,928,568

(1) Pay the amounts under “Interest Collections”, but only to the extent not paid in full from Interest Collections		$—
(2) (A) for so long as no Rapid Amortization Event has occurred, to pay principal on the Notes in an amount equal to the excess, if any, of the outstanding principal amount of the Notes over the Borrowing Base and (B) following the occurrence of any Rapid Amortization Event, to pay outstanding principal on the Notes until the outstanding principal balance of the Notes is reduced to zero		$4,170,817
(3) Pay the remaining outstanding principal balance of the Notes on the Legal Final Payment Date		$—
(4) The amount on deposit in the Reserve Account is more than the Reserve Account Required Balance, to the Certificateholder, the balance in the Reserve Account that is in excess of 7.5% of the Aggregate Outstanding Principal Balance of the Notes after taking into account paydowns on the Notes made on the applicable Payment Date		$312,811
(5) Pay the amounts referred to in clause (5) under “Interest Collections” above, but only to the extent not paid in full from Interest Collections;		$—
(6) Pay all remaining amounts to the Certificateholder		$9,070,562

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending December 5, 2014	Page 3 of 9

Borrowing Base and Required Note Payments

As of: December 5, 2014

First Day of Collection Period			November 6, 2014
Last Day of Collection Period			December 5, 2014
Payment Date			December 16, 2014

Borrowing Base
	Adjusted Pool Balance
		Pool Balance	$58,366,920
		Total Excess Concentration Amount	$(32,481,203)
		Outstanding Balance of all Delinquent Loans	$—
		Outstanding Balance of all Restructured Loans	$—

	Total Adjusted Pool Balance		$25,885,717
	Advance Rate		62.0%

			$16,049,144

Borrowing Base
	Beginning Outstanding Note Balance		$20,219,961
	Rapid Amortization		$—

Required Payment on Notes			$4,170,817

Rapid Amortization Event

Restructured Loan

Loan that has been, or in accordance with the Credit Monitoring Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six consecutive months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Credit Monitoring Guidelines.

Reporting Date	Obligor Name	Modification Date	Loan Balance	Total Restructured Amt in last 6 months

Delinquent Loan

Loan which is more than forty-five (45) days delinquent in payment; provided, however, that any Loan that has been substituted and replaced by the Issuer with a Substitute Loan pursuant to Section 2.04 and Section 2.06 will not be deemed to be a Delinquent Loan.

Days of Delinquency
	31 to 59	60 to 89	90+	Total

N/A	$—	$—	$—	$—
Total	$—	$—	$—	$—

Defaulted Loan

Loan in the Collateral as to which the earliest of the following has occurred: (i) any payment, or any part of any payment in excess of 90%, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loan) has become 120 days or more delinquent, whether or not the Servicer has foreclosed upon the related Collateral or if the related obligor is insolvent or has declared bankruptcy and the Loan is more than 180 days delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) 90 days has elapsed since the related Collateral was foreclosed upon by the Servicer; or (iv) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received.

Reporting Date	Obligor Name	Defaulted Date	Loan Balance	Days of Default
N/A

Aggregate Outstanding Principal Balance of the Notes exceeds the Borrowing Base for a period of three (3) consecutive calendar months

Date	Ending Outstanding Note Balances	Borrowing Base	Balance > Borrowing Base
N/A

Loans in the Collateral consist of Loans to 10 or fewer Obligors

	Obligor Count	Count > 10
N/A

An Event of Default

N/A

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending December 5, 2014	Page 4 of 9

Pool Balance, Note and General Reserve Schedules

Pool Balance			Note Balances
Ending Collection Period Date	Beginning Pool Balance	Ending Pool Balance	Payment Date	Beginning Balance	Principal Payment	Ending Balance	Note Factor	Note Interest Paid	Cumulative Interest Paid
January 4, 2013	$230,681,409	$224,940,814	January 16, 2013	129,300,000	5,781,416	123,518,584	0.9553	321,957	321,957
February 4, 2013	$224,940,814	$222,584,218	February 19, 2013	123,518,584	1,576,420	121,942,164	0.9431	375,908	697,865
March 4, 2013	$222,584,218	$219,853,292	March 18, 2013	121,942,164	1,890,769	120,051,395	0.9285	337,373	1,035,239
April 4, 2013	$219,853,292	$213,275,244	April 16, 2013	120,051,395	5,375,752	114,675,643	0.8869	332,142	1,367,381
May 4, 2013	$213,275,244	$210,005,171	May 16, 2013	114,675,643	2,133,032	112,542,610	0.8704	317,269	1,684,650
June 4, 2013	$210,005,171	$206,578,601	June 17, 2013	112,542,610	2,273,025	110,269,586	0.8528	311,368	1,996,018
July 3, 2013	$206,578,601	$202,809,422	July 16, 2013	110,269,586	2,564,881	107,704,704	0.8330	305,079	2,301,097
August 2, 2013	$202,809,422	$199,038,413	August 16, 2013	107,704,704	2,566,154	105,138,550	0.8131	297,983	2,599,080
September 3, 2013	$199,038,413	$194,941,027	September 16, 2013	105,138,550	2,664,395	102,474,155	0.7925	290,883	2,889,963
October 4, 2013	$194,941,027	$185,845,674	October 16, 2013	102,474,155	7,022,406	95,451,748	0.7382	283,059	3,173,022
November 4, 2013	$185,845,674	$181,441,387	November 18, 2013	95,451,748	2,986,838	92,464,911	0.7151	264,083	3,437,106
December 4, 2013	$181,441,387	$177,158,512	December 16, 2013	92,464,911	2,907,939	89,556,972	0.6926	255,820	3,692,925
January 4, 2014	$177,158,512	$161,607,770	January 16, 2014	89,556,972	12,687,162	76,869,810	0.5945	247,774	3,940,699
February 4, 2014	$161,607,770	$158,426,727	February 17, 2014	76,869,810	2,208,438	74,661,372	0.5774	212,673	4,153,373
March 4, 2014	$158,426,727	$141,710,903	March 17, 2014	74,661,372	10,879,422	63,781,949	0.4933	206,563	4,359,936
April 4, 2014	$141,710,903	$120,509,617	April 15, 2014	63,781,949	14,286,693	49,495,256	0.3828	176,463	4,536,399
May 5, 2014	$120,509,617	$118,022,900	May 15, 2014	49,495,256	1,444,243	48,051,013	0.3716	136,937	4,673,336
June 5, 2014	$118,022,900	$115,340,195	June 16, 2014	48,051,013	1,503,724	46,547,289	0.3600	132,941	4,806,277
July 7, 2014	$115,340,195	$99,370,881	July 15, 2014	46,547,289	11,099,622	35,447,667	0.2742	128,781	4,935,058
August 5, 2014	$99,370,881	$88,588,149	August 15, 2014	35,447,667	6,259,374	29,188,294	0.2257	98,072	5,033,130
September 5, 2014	$88,588,149	$85,991,260	September 15, 2014	29,188,294	1,237,193	27,951,101	0.2162	80,754	5,113,884
October 6, 2014	$85,991,260	$83,796,541	October 15, 2014	27,951,101	1,128,989	26,822,112	0.2074	77,331	5,191,215
November 5, 2014	$83,796,541	$70,703,225	November 16, 2014	26,822,112	6,602,150	20,219,961	0.1564	74,208	5,265,423
December 5, 2014	$70,703,225	$58,366,920	December 16, 2014	20,219,961	4,170,817	16,049,144	0.1241	55,942	5,321,365

General Reserve Account
Payment Date	Beginning Balance	Plus: Required Deposits	Plus: Interest	Less: Excess over General Reserve Account Required Balance	Less: Withdrawal for Insufficient Funds for Required Payments	Less: Withdrawal due to Event of Default	Ending Balance	Reserve Balance as a % of the Outstanding Principal Balance of the Notes
January 16, 2013	$—	$—	$—	$—	$—	$—	$—	0.00%
February 19, 2013	$—	$390,088	$—	$—	$—	$—	$390,088	0.32%
March 16, 2013	$390,088	$420,079	$—	$—	$—	$—	$810,167	0.66%
April 16, 2013	$810,167	$—	$—	$—	$243,520	$—	$566,646	0.47%
May 16, 2013	$566,646	$568,520	$—	$—	$—	$—	$1,135,167	0.99%
June 17, 2013	$1,135,167	$522,647	$—	$—	$—	$—	$1,657,814	1.47%
July 16, 2013	$1,657,814	$602,149	$—	$—	$—	$—	$2,259,963	2.05%
August 16, 2013	$2,259,963	$602,427	$—	$—	$—	$—	$2,862,390	2.66%
September 16, 2013	$2,862,390	$769,496	$—	$—	$—	$—	$3,631,886	3.45%
October 16, 2013	$3,631,886	$1,036,473	$—	$—	$—	$—	$4,668,359	4.56%
November 18, 2013	$4,668,359	$875,391	$—	$—	$—	$—	$5,543,750	5.81%
December 16, 2013	$5,543,750	$727,468	$—	$—	$—	$—	$6,271,218	6.78%
January 16, 2014	$6,271,218	$—	$—	$505,982	$—	$—	$5,765,236	7.50%
February 17, 2014	$5,765,236	$—	$—	$165,633	$—	$—	$5,599,603	7.50%
March 17, 2014	$5,599,603	$—	$—	$815,957	$—	$—	$4,783,646	7.50%
April 15, 2014	$4,783,646	$—	$—	$1,071,502	$—	$—	$3,712,144	7.50%
May 15, 2014	$3,712,144	$—	$—	$108,318	$—	$—	$3,603,826	7.50%
June 16, 2014	$3,603,826	$—	$—	$112,779	$—	$—	$3,491,047	7.50%
July 15, 2014	$3,491,047	$—	$—	$832,472	$—	$—	$2,658,575	7.50%
August 15, 2014	$2,658,575	$—	$—	$469,453	$—	$—	$2,189,122	7.50%
September 15, 2014	$2,189,122	$—	$—	$92,789	$—	$—	$2,096,333	7.50%
October 15, 2014	$2,096,333	$—	$—	$84,674	$—	$—	$2,011,658	7.50%
November 16, 2014	$2,011,658	$—	$—	$495,161	$—	$—	$1,516,497	7.50%
December 16, 2014	$1,516,497	$—	$—	$312,811	$—	$—	$1,203,686	7.50%

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending December 5, 2014	Page 5 of 9

Pool Balance (by Obligor) Concentration

Obligor Count	11

Loan Status	Loan Balance	% of Loan Balance
Current	$58,366,920	100%
Restructured	$—	0%
Defaulted	$—	0%
Delinquent	$—	0%

TOTAL	$58,366,920	100%

Concentration Limits percentage of Loan Balance	5%	23%	44%
Concentration Limits in Dollars	$2,918,346	$13,424,392	$25,681,445

	Single Obligor	Top Five	Top Ten
Excess Concentration
OBLIGOR #13	$(7,081,654)
OBLIGOR #26	$(6,341,677)
OBLIGOR #18	$(5,982,078)
OBLIGOR #16	$(4,040,426)
OBLIGOR #17	$(3,213,569)	$(27,826,742)
OBLIGOR #20	$(3,142,531)
OBLIGOR #5	$(2,584,601)
			$(32,481,203)

Total	$(32,386,535)	$(27,826,742)	$(32,481,203)

Total Excess Concentration Amount	$(32,481,203)
Adjusted Pool Balance	$25,885,717

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending December 5, 2014	Page 6 of 9

Pool Balance and Note Schedules

Pool Balance
Ending Collection Period Date	Beginning Principal	Principal Collections*	Adjustment For Substitution	Other Collections	Ending Balance	Collateral Interest Received	Other Collections	Total Collections
December 19, 2012	$230,681,409	$—	$—		$230,681,409	$—	$—	$—
January 4, 2013	$230,681,409	$5,740,595	$—		$224,940,814	$2,084,457	$—	$7,825,052
February 4, 2013	$224,940,814	$2,356,596	$—		$222,584,218	$1,981,727	$—	$4,338,323
March 4, 2013	$222,584,218	$2,730,927	$—		$219,853,292	$1,770,085	$—	$4,501,012
April 4, 2013	$219,853,292	$3,900,558	$2,677,489		$213,275,244	$1,935,178	$18,050	$5,853,787
May 4, 2013	$213,275,244	$3,270,073	$—		$210,005,171	$1,846,576	$—	$5,116,649
June 4, 2013	$210,005,171	$3,318,319	$108,251		$206,578,601	$1,977,416	$—	$5,295,735
July 3, 2013	$206,578,601	$3,769,179	$—		$202,809,422	$1,781,618	$—	$5,550,798
August 2, 2013	$202,809,422	$3,771,009	$—		$199,038,413	$1,805,042	$—	$5,576,051
September 3, 2013	$199,038,413	$4,097,386	$—	$106,000	$194,941,027	$1,784,734	$—	$5,988,120
October 4, 2013	$194,941,027	$9,095,353	$—		$185,845,674	$1,608,996	$—	$10,704,349
November 4, 2013	$185,845,674	$4,099,288	$305,000	$333,333	$181,441,387	$1,634,167	$—	$6,371,788
December 4, 2013	$181,441,387	$4,282,874	$—	$80,000	$177,158,512	$1,573,172	$—	$5,936,046
January 4, 2014	$177,158,512	$15,550,742	$—	$12,383	$161,607,770	$1,555,000	$—	$17,118,125
February 4, 2014	$161,607,770	$3,181,044	$—	$650,659	$158,426,727	$1,374,048	$—	$5,205,750
March 4, 2014	$158,426,727	$16,715,823	$—	$661,525	$141,710,903	$1,360,269	$—	$18,737,617
April 4, 2014	$141,710,903	$21,201,286	$—	$3,184,388	$120,509,617	$1,343,993	$—	$25,729,667
May 5, 2014	$120,509,617	$2,486,716	$—	$—	$118,022,900	$1,115,998	$—	$3,602,715
June 5, 2014	$118,022,900	$2,682,705	$—	$50,000	$115,340,195	$1,106,807	$—	$3,839,512
July 7, 2014	$115,340,195	$15,969,314	$—	$730,625	$99,370,881	$1,041,611	$—	$17,741,550
August 5, 2014	$99,370,881	$10,782,732	$—	$286,710	$88,588,149	$835,575	$—	$11,905,018
September 5, 2014	$88,588,149	$2,596,890	$—	$—	$85,991,260	$916,901	$—	$3,513,791
October 6, 2014	$85,991,260	$2,194,719	$—	$—	$83,796,541	$769,923	$—	$2,964,642
November 5, 2014	$83,796,541	$13,093,317	$—	$207,672	$70,703,225	$725,643	$—	$14,026,631
December 5, 2014	$70,703,225	$12,336,305	$—	$592,263	$58,366,920	$853,184	$—	$13,781,752

Note Balance - Class A Notes
Payment Date	Beginning Principal	Principal Paydown	Ending Balance	Note Factor
December 19, 2012	$129,300,000		$129,300,000	1.0000
January 16, 2013	$129,300,000	$5,781,416	$123,518,584	0.9553
February 19, 2013	$123,518,584	$1,576,420	$121,942,164	0.9431
March 18, 2013	$121,942,164	$1,890,769	$120,051,395	0.9285
April 16, 2013	$120,051,395	$5,375,752	$114,675,643	0.8869
May 16, 2013	$114,675,643	$2,133,032	$112,542,610	0.8704
June 17, 2013	$112,542,610	$2,273,025	$110,269,586	0.8528
July 16, 2013	$110,269,586	$2,564,881	$107,704,704	0.8330
August 16, 2013	$107,704,704	$2,566,154	$105,138,550	0.8131
September 16, 2013	$105,138,550	$2,664,395	$102,474,155	0.7925
October 16, 2013	$102,474,155	$7,022,406	$95,451,748	0.7382
November 18, 2013	$95,451,748	$2,986,838	$92,464,911	0.7151
December 16, 2013	$92,464,911	$2,907,939	$89,556,972	0.6926
January 16, 2014	$89,556,972	$12,687,162	$76,869,810	0.5945
February 17, 2014	$76,869,810	$2,208,438	$74,661,372	0.5774
March 17, 2014	$74,661,372	$10,879,422	$63,781,949	0.4933
April 15, 2014	$63,781,949	$14,286,693	$49,495,256	0.3828
May 15, 2014	$49,495,256	$1,444,243	$48,051,013	0.3716
June 16, 2014	$48,051,013	$1,503,724	$46,547,289	0.3600
July 15, 2014	$46,547,289	$11,099,622	$35,447,667	0.2742
August 15, 2014	$35,447,667	$6,259,374	$29,188,294	0.2257
September 15, 2014	$29,188,294	$1,237,193	$27,951,101	0.2162
October 15, 2014	$27,951,101	$1,128,989	$26,822,112	0.2074
November 16, 2014	$26,822,112	$6,602,150	$20,219,961	0.1564
December 16, 2014	$20,219,961	$4,170,817	$16,049,144	0.1241

*	Principal Collections can potentially include fees and other payments

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending December 5, 2014	Page 7 of 9

Pool Balance - End of Period

OBLIGOR NAME	Dec-12	Jan-13	Feb-13	Mar-13	Apr-13	May-13	Jun-13	Jul-13	Aug-13	Sep-13	Oct-13	Nov-13	Dec-13
OBLIGOR #1	$8,172,429	$7,861,069	$7,547,429	$7,226,148	$6,907,861	$6,585,614	$6,262,639	$5,935,821	$5,608,090	$5,277,960	$4,944,167	$4,609,177	$4,270,648
OBLIGOR #2	$5,052,335	$4,572,047	$4,087,313	$3,594,431	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$9,230,769	$8,846,154	$8,461,538	$8,076,923	$7,692,308	$7,307,692	$6,923,077	$6,538,462	$6,153,846	$5,769,231	$5,384,615	$5,000,000	$4,615,385
OBLIGOR #4	$11,292,550	$10,871,709	$10,447,046	$10,009,339	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$12,555,645	$12,555,645	$12,555,645	$12,555,645	$12,198,390	$11,833,442	$11,468,786	$11,096,603	$10,724,397	$10,348,377	$9,965,083	$9,581,282	$9,190,380
OBLIGOR #6	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$—	$—		$—
OBLIGOR #7	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673
OBLIGOR #8	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$14,553,670	$14,107,639	$13,654,431
OBLIGOR #9	$3,822,324	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$1,000,000	$1,000,000	$1,000,000	$966,343	$933,243	$899,586	$865,897	$831,664	$797,375	$762,784	$727,670	$692,464	$656,749
OBLIGOR #11	$3,758,211	$3,563,606	$3,367,447	$3,167,242	$2,968,011	$2,766,494	$2,564,157	$2,359,611	$2,154,121	$1,947,038	$1,737,864	$1,527,555	$1,315,235
OBLIGOR #12	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,703,704	$7,407,407	$7,111,111	$6,814,815	$6,518,519	$6,222,222	$5,925,926	$5,629,630	$5,333,333
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000	$15,000,000
OBLIGOR #15	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,880,240	$4,760,835	$4,640,408	$4,517,666	$4,395,155	$4,270,380
OBLIGOR #16	$15,000,000	$15,000,000	$14,573,778	$14,128,579	$13,693,352	$13,249,064	$12,804,749	$12,351,575	$11,897,986	$11,439,710	$10,972,886	$10,505,051	$10,028,879
OBLIGOR #17	$10,000,000	$10,000,000	$10,000,000	$9,711,183	$9,428,358	$9,140,353	$8,852,490	$8,559,565	$8,266,576	$7,971,001	$7,670,547	$7,369,711	$7,064,121
OBLIGOR #18	$13,749,133	$13,749,133	$13,749,133	$13,749,133	$11,749,133	$11,389,840	$11,030,718	$10,665,363	$10,299,863	$9,931,335	$9,556,937	$9,249,519	$8,801,783
OBLIGOR #18					$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000	$2,000,000
OBLIGOR #19	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,711,251	$9,422,842	$9,131,539	$4,031,539	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,845,939	$4,690,274	$4,534,612	$4,377,391	$4,220,113	$4,062,022	$3,902,438	$3,742,706	$3,581,525
OBLIGOR #21	$5,000,000	$5,000,000	$5,000,000	$5,000,000	$4,851,509	$4,700,720	$4,549,975	$4,396,987	$4,243,953	$4,089,765	$3,933,422	$3,776,895	$3,618,270
OBLIGOR #22	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000	$5,833,332	$5,666,665
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #24	$8,283,251	$8,156,689	$8,030,126	$7,903,564	$7,777,001	$7,608,251	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$8,000,000	$7,900,000	$7,800,000	$7,700,000	$7,600,000	$7,200,000	$7,100,000	$7,000,000	$6,900,000
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762
OBLIGOR #26	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #27	$—	$—	$—	$—	$—	$—	$7,283,956	$7,063,640	$6,843,463	$6,621,201	$6,394,809	$6,168,297	$5,937,754
OBLIGOR #28	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #29	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,726,539	$3,726,539

TOTAL	$230,681,409	$224,940,814	$222,584,218	$219,853,292	$213,275,244	$210,005,171	$206,578,601	$202,809,422	$199,038,413	$194,941,027	$185,845,674	$181,441,387	$177,158,512

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending December 5, 2014	Page 8 of 9

Pool Balance - End of Period

OBLIGOR NAME	Jan-14	Feb-14	Mar -14	Apr -14	May-14	Jun-14	Jul-14	Aug-14	Sep-14	Oct-14	Nov-14	Dec-14
OBLIGOR #1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #3	$4,230,769	$3,846,154	$3,461,539	$3,076,923	$2,692,308	$2,307,692	$1,923,077	$1,538,462	$1,153,846	$769,231	$384,616	$—
OBLIGOR #4	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #5	$8,798,641	$8,402,887	$7,994,745	$7,590,753	$7,180,113	$6,767,774	$6,348,972	$5,928,116	$5,502,947	$5,502,947	$5,502,947	$5,502,947
OBLIGOR #6	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #7	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$9,761,673	$—	$—	$—	$—	$—	$—
OBLIGOR #8	$13,201,238	$13,201,238	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #9	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #10	$620,917	$584,768	$547,801	$511,007	$473,743	$436,295	$398,393	$360,280	$321,831	$282,950	$243,819	$204,272
OBLIGOR #11	$1,101,651	$886,411	$668,839	$450,245	$229,845	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #12	$5,037,037	$4,740,741	$4,444,444	$4,148,148	$3,851,852	$3,555,556	$3,259,259	$2,962,963	$2,666,667	$2,370,370	$2,074,074	$1,777,778
OBLIGOR #13	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000
OBLIGOR #14	$14,567,912	$14,131,732	$13,678,466	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #15	$4,145,750	$4,020,052	$3,889,944	$3,762,055	$3,632,030	$3,501,931	$3,369,749	$3,237,403	$3,103,923	$2,968,441	$2,832,656	$2,694,925
OBLIGOR #16	$9,551,290	$9,068,764	$8,572,185	$8,572,185	$8,396,046	$8,198,086	$7,995,348	$7,793,247	$7,589,058	$7,380,230	$7,171,773	$6,958,772
OBLIGOR #17	$6,757,933	$6,449,041	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915	$6,131,915
OBLIGOR #18	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,420,762	$8,034,849	$7,643,311	$7,250,620	$7,250,620
OBLIGOR #18	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,913,989	$1,826,942	$1,738,512	$1,649,803	$1,649,803
OBLIGOR #19	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #20	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,250,000	$7,086,741	$6,919,112	$6,752,163	$6,583,353	$6,410,291	$6,237,669	$6,060,877
OBLIGOR #21	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #21	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #22	$5,499,997	$5,333,329	$5,166,662	$4,999,994	$4,833,326	$4,666,659	$4,499,991	$4,333,323	$4,166,656	$3,999,988	$874,988	$874,988
OBLIGOR #23	$10,000,000	$10,000,000	$10,000,000	$9,706,012	$9,407,058	$9,108,219	$8,804,532	$8,500,764	$8,194,512	$7,883,591	$—	$—
OBLIGOR #24	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #25	$6,800,000	$6,700,000	$6,600,000	$6,500,000	$6,400,000	$6,300,000	$6,200,000	$6,200,000	$6,200,000	$6,200,000	$6,200,000	$—
OBLIGOR #25	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$4,514,762	$—
OBLIGOR #26	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$10,000,000	$9,633,583	$9,260,023
OBLIGOR #27	$5,706,912	$5,473,884	$5,233,631	$—	$—	$—	$—	$—	$—	$—	$—	$—
OBLIGOR #28	$10,000,000	$10,000,000	$9,733,008	$9,472,654	$9,206,940	$8,941,603	$8,671,020	$—	$—	$—	$—	$—
OBLIGOR #29	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$3,726,539	$—	$—	$—	$—	$—	$—

TOTAL	$161,607,770	$158,426,727	$141,710,903	$120,509,617	$118,022,900	$115,340,195	$99,370,881	$88,588,149	$85,991,260	$83,796,541	$70,703,225	$58,366,920

Hercules Capital Funding Trust 2012-1
Monthly Servicing Report for the Collection Period Ending December 5, 2014	Page 9 of 9